Exhibit 10.29

CONTRATO DE PROMESA UNILATERAL DE VENTA, DE EXPLORACIÓN Y DE CONSTITUCIÓN DE GARANTÍA PRENDARIA SOBRE TITULARIDAD DE CONCESIONES MINERAS,

que celebran,

César Octavio Albelais Boido
("Albelais Boido"),
por sus propios derechos,

con el consentimiento de su cónyuge,
la señora **Delfina Yolanda Leon Reyes**,
(la "Señora Albelais Boido")

y

Jassany Margarita Albelais Valenzuela
("Albelais Valenzuela"),
por sus propios derechos,

con el consentimiento de su cónyuge,
el señor **Carlos Damian Arvizu Romero**,
(el "Señor Arvizu")

por una parte,

y

Minera LSG S.A. de C.V.
("LSG"),
representada por Rodney Alan Blakestad,

por la otra parte,

de conformidad con las declaraciones y cláusulas infrascritas:

DECLARACIONES BAJO PROTESTA DE DECIR VERDAD

I. De Albelais Boido:

Que es exclusivo titular y se encuentra en pleno e imperturbado ejercicio de los derechos derivados de la concesión minera sobre el lote "Marisol", con superficie de 226 has. (doscientas veintiséis hectáreas), ubicado en el Municipio de Santa Ana, Sonora, según título número 220,813 (doscientos veinte mil ochocientos trece), vigente, inscrito bajo el acta número 193 (ciento noventa y tres), a foja 97 (noventa y siete) del volumen 339 (trescientos treinta y nueve) del Libro General de Concesiones Mineras del Registro Público de Minería, el 8 (ocho) de octubre de 2003 (dos mil tres).

II. De Albelais Valenzuela:

Que es exclusiva titular y se encuentra en pleno e imperturbado ejercicio de los derechos derivados de la concesión minera sobre el lote "La Víbora No. 2", con superficie de 24 has. (veinticuatro hectáreas), ubicado en el Municipio de Santa Ana, Sonora, según título número 177,274 (ciento setenta y siete mil doscientos setenta y cuatro), vigente, inscrito bajo el acta número 314 (trescientos catorce), a foja 79 (setenta y nueve) del volumen 239 (doscientos treinta y nueve) del Libro General de Concesiones Mineras del Registro Público de Minería, el 18 (dieciocho) de marzo de 1986 (mil novecientos ochenta y seis).

La concesión sobre el lote "La Víbora No. 2" se expidió a favor de Ramón Robles Valenzuela el 17 (diecisiete) de marzo de 1986 (mil novecientos ochenta y seis), quien la transmitió a Albelais Valenzuela mediante contrato de cesión total onerosa formalizado por escritura pública número 4,522 (cuatro mil quinientos veintidós), libro número 42 (cuarenta y dos), volumen décimo cuarto, pasada ante la fe de José Álvarez Llera, notario público número 49 (cuarenta y nueve), en ejercicio en Magdalena de Kino, Sonora, el día 11 (once) de marzo de 1996 (mil novecientos noventa y seis), inscrita bajo * el Libro de Actos, Contratos y Convenios Mineros del Registro Público de Minería, el * de 1996*.

Para transmitir la concesión sobre el lote "La Víbora No. 2" a Albelais Valenzuela, Ramón Robles Valenzuela contó con el consentimiento de su cónyuge, la señora Reyes Gauna Tazabia.

III. De Albelais Boido y Albelais Valenzuela (en adelante identificados en este contrato, cuando se les designe en forma conjunta, como los "Promitentes"):

(A) Que son exclusivos cotitulares, cada uno del 50% (cincuenta por ciento), y se encuentran en pleno e imperturbado ejercicio, de los derechos derivados de la concesión minera sobre el lote "Marisol 4", con superficie de 291 has. (doscientas noventa y una hectáreas), ubicado en el Municipio de Santa Ana, Sonora, según título número 227,381 (doscientos veintisiete mil trescientos ochenta y uno), vigente, inscrito bajo el acta número 281 (doscientos ochenta y uno), a foja 141 (ciento cuarenta y uno), del volumen 357 (trescientos cincuenta y siete) del Libro de Concesiones Mineras del Registro Público de Minería, el 14 (catorce) de junio de 2006 (dos mil seis).

(B) Que son exclusivos cotitulares, cada uno del 50% (cincuenta por ciento), y se encuentran en pleno e imperturbado ejercicio, de los derechos derivados de la concesión

minera sobre el lote "Marisol 5", con superficie de 30 has. (treinta hectáreas), ubicado en el municipio de Santa Ana, Sonora, según título 230,021 (doscientos treinta mil veintiuno) , vigente, inscrito bajo el acta número 41 (cuarenta y uno), a foja 21 (veintiuno), del volumen 365 (trescientos sesenta y cinco) del libro de Concesiones Mineras del Registro Público de Minería, el 10 (diez) de julio de 2007 (dos mil siete).

(C) Que las concesiones descritas en las declaraciones I (primera) y II (segunda), y en los incisos (A) y (B) de la presente declaración III (tercera), (en adelante llamadas conjuntamente las "Concesiones", expresión que incluye los derechos y obligaciones derivados de las mismas) y los respectivos lotes que amparan las Concesiones (los "Lotes"), se encuentran libres y exentos de embargos, señalamientos para embargo, secuestros, señalamientos para secuestro, limitaciones de dominio, hipotecas, prendas, depositarías, anotaciones preventivas, anotaciones de ser litigiosos, promesas, opciones, fideicomisos, regalías, juicios, demandas, procedimientos judiciales, procedimientos arbitrales, procedimientos administrativos de cancelación, nulidad, insubsistencia o de otro tipo, procedimientos expropiatorios y libres en general de cualesquiera otros gravámenes, cargas o condiciones diferentes de las previstas en la Ley Minera (todas esas condiciones en adelante llamadas genéricamente "Gravámenes", en singular o en plural, dependiendo del contexto), y nada existe que pudiera traer como consecuencia la imposición, constitución o inscripción de Gravámenes sobre las Concesiones.

(D) Se encuentran al corriente en el cumplimiento de las obligaciones que la Ley Minera y su Reglamento les imponen en relación con las Concesiones, especialmente por lo que se refiere a la presentación de informes de comprobaciones de obras y trabajos mineros efectuados en los Lotes y al pago de derechos sobre minería.

(E) No existe ninguna diferencia o controversia, judicial, administrativa, arbitral o de cualquiera otra naturaleza, entre **(i)** Los Promitentes y/o Albelais Valenzuela y ninguno de los propietarios o poseedores de los terrenos superficiales donde se ubican los Lotes (los "Terrenos Superficiales"), o entre Los Promitentes y/o Albelais Valenzuela y ninguno de los propietarios o poseedores de los terrenos superficiales colindantes con aquellos donde se ubican los Lotes, **(ii)** Los Promitentes y/o Albelais Valenzuela y ninguno de los propietarios o poseedores de terrenos superficiales por los cuales tenga que transitarse para ingresar y egresar de los Lotes, y **(iii)** Los Promitentes y/o Albelais Valenzuela y ninguno de los titulares de concesiones mineras que amparen lotes colindantes o adyacentes a los Lotes o entre Los Promitentes y/o Albelais Valenzuela y quien tenga derechos contractuales derivados de las concesiones mineras dichas, y los Promitentes prevén que no habrá ninguna diferencia o controversia tal entre LSG y cualquiera de las personas mencionadas en los diferentes subincisos de este inciso (E).

(F) Los Promitentes no deben ninguna cantidad ni deben ejecutar ninguna acción que hayan prometido pagar o ejecutar y que no hayan pagado o ejecutado en beneficio de las personas mencionadas en el inciso inmediato anterior o en beneficio de otras personas que pudieran llamarse perjudicadas por alguna omisión de ese tipo, y los Promitentes no están en incumplimiento de ninguna otra obligación que hayan acordado cumplir o satisfacer con cualquiera de las personas mencionadas en el inciso inmediato anterior.

(G) En el suelo, el subsuelo, las corrientes o depósitos de aguas superficiales o de aguas del subsuelo, la atmósfera, la flora, fauna u otros elementos naturales ubicados en los Terrenos Superficiales y en los terrenos superficiales colindantes no existe ninguna condición que sea o pueda considerarse como violatoria de la Ley del Equilibrio Ecológico y la Protección al Ambiente, sus reglamentos aplicables y las normas oficiales mexicanas en la materia (esa ley, reglamentos y normas oficiales en este contrato llamados la "Ley Ambiental") o a las leyes, reglamentos o normas oficiales mexicanas aplicables en materia de salud, sanidad, seguridad industrial, explosivos u otras análogas; en lo particular, sin detrimento de lo anterior, en el suelo, el subsuelo, las corrientes o depósitos de aguas superficiales o de aguas del subsuelo, la atmósfera, la flora, fauna u otros recursos naturales de los elementos superficiales de los Lotes y de los terrenos superficiales colindantes no existen residuos o sustancias peligrosas o contaminantes con respecto de las cuales no se hayan tomado las medidas y ejecutado las acciones previstas por la Ley Ambiental.

(H) No existe, ni los Promitentes esperan que exista ningún procedimiento administrativo, judicial o de otro tipo tendente a investigar la condición de los terrenos o de sus elementos naturales (incluyendo, sin limitarse a ellos, su atmósfera, subsuelo, agua, flora y fauna) donde se encuentra los Lotes o en los terrenos colindantes o de sus elementos naturales (incluyendo, sin limitarse a ellos, su atmósfera, subsuelo, agua, flora y fauna) por violaciones a la Ley Ambiental, a las leyes, reglamentos o normas oficiales mexicanas aplicables en materia de salud, sanidad, seguridad industrial, explosivos u otras análogas o tendente a sancionar a sus propietarios o a quien trabaje o haya trabajado en ellos o en los terrenos colindantes por infracciones a la Ley Ambiental o a las disposiciones dichas; y, a su leal saber y entender, no se ha dado ninguna de esas violaciones, y los Promitentes no han recibido ninguna notificación o aviso ni se han enterado de ninguna investigación relativa a la condición dicha; por consiguiente, LSG no será molestado por ninguno de dichos procedimientos.

(I) Son los legítimos y exclusivos titulares de los respectivos contratos y convenios relacionados con las Concesiones (los "Convenios Relacionados") que se describen en el anexo "A" a este contrato, vigentes a esta fecha, y, con respecto a los mismos, no han incurrido en ningún incumplimiento ni han dado causa o motivo de rescisión por otro concepto, ni de invalidez, inexistencia, ineficacia o privación de efectos legales, ni existe ninguna controversia o diferencia con sus contrapartes contractuales y no prevén que la habrá con motivo de la cesión de los mismos a LSG; además, no existe ningún impedimento contractual o legal para la cesión a LSG de los Convenios Relacionados.

(J) Son los legítimos y exclusivos titulares de los permisos, licencias, concesiones, autorizaciones, anuencias, resolutivos favorables de impacto ambiental, estudios de riesgo ambiental, autorizaciones para uso de cambio de suelo, concesiones para la extracción, uso y aprovechamiento de aguas del subsuelo, concesiones para el uso y aprovechamiento de aguas superficiales, concesiones para la descarga de aguas residuales, dictámenes de uso de suelo y actos de autoridad similares (los "Permisos") que se describen en el anexo "B" a este contrato, y con respecto a los mismos no han incurrido en ningún

incumplimiento ni han dado causa para su revocación, cancelación, terminación o privación de efectos legales por algún otro concepto; además, no existe ningún impedimento legal para la cesión de los Permisos a LSG de conformidad con este contrato.

(K) Nada les impide legalmente celebrar y cumplir las estipulaciones de este contrato, y con la celebración y cumplimiento dichos no violarán ninguna norma legal ni ninguna disposición o pacto contractual, sea de la naturaleza que fueren, e independientemente de la persona o personas con las cuales los hubiera celebrado.

(L) Han convenido celebrar este contrato con LSG para otorgarle, entre otras cosas, una promesa unilateral de venta de la titularidad de las Concesiones y derechos exclusivos e irrevocables de exploración de las sustancias minerales que, en su caso, existan en los Lotes.

IV. De LSG:

(A) Es una sociedad anónima mexicana legalmente constituida mediante escritura pública número 65,912, volumen 1,604, otorgada ante la fe de Francisco Javier Cabrera Fernández, notario suplente de la anotaría número 11, en ejercicio en Hermosillo, Sonora, el día 20 de octubre de 2007, en trámite de inscripción en el Registro Público de Comercio y en el Registro Público de Minería.

(B) Tiene como objeto social la minería y la plena capacidad jurídica y económica para celebrar este contrato.

(C) Ha convenido celebrar este contrato con los Promitentes para adquirir de éstos, entre otras cosas, una promesa unilateral de venta de la titularidad de las Concesiones y derechos exclusivos e irrevocables de exploración de las sustancias minerales que, en su caso, existan en los Lotes.

V. De la Señora Albelais Boido y el Señor Arvizu:

Que comparecen a la celebración de este contrato a fin de otorgar sus respectivos consentimientos incondicional e irrevocable a los Promitentes para firmarlo, entregarlo y obligarse en sus términos.

En atención a lo declarado y a sus respectivos intereses y finalidades, Albelais Boido (con el consentimiento de su cónyuge la Señora Albelais Boido), Albelais Valenzuela (con el consentimiento de su cónyuge el Señor Arvizu) y LSG celebran este C*ontrato de promesa unilateral de venta, de exploración y de constitución de garantía prendaria sobre titularidad de concesiones mineras,* y se obligan al tenor de las siguientes

CLÁUSULAS

1

INCORPORACIÓN

DE DECLARACIONES AL CLAUSULADO DE ESTE CONTRATO, POR REFERENCIA

(A) Las partes ratifican las declaraciones que bajo protesta de decir verdad hicieron en el capítulo de declaraciones de este contrato y por esta referencia las incorporan a esta cláusula, como si hubiesen sido insertadas a la letra, para todo efecto legal.

(B) Las partes garantizan y se comprometen a la veracidad, completud y exactitud de las declaraciones que hicieron en el capítulo de declaraciones de este contrato; no son simples declaraciones generales sobre provechos y perjuicios que naturalmente pueden resultar de esos hechos o de la celebración o no celebración de este contrato o simples declaraciones de hechos o antecedentes sin contenido obligacional.

(C) Por haberse otorgado obligándose a su veracidad, completud y exactitud, las declaraciones dichas han motivado la voluntad y el consentimiento de las partes para la celebración de este contrato.

(D) Las partes no tienen conocimiento de ningún hecho, evento o circunstancia de naturaleza sustancial que no hayan revelado a la otra parte y que debieron revelarse a fin de hacer las declaraciones materia de esta cláusula verídicas, exactas y completas o para evitar que sean engañosas o maliciosas y, en particular, los Promitentes no han omitido manifestar o declarar nada que, de haberse manifestado, habría motivado a LSG a no celebrar este contrato o a no ejercer la Opción o los demás derechos que por el mismo adquiere.

2

PROMESA UNILATERAL DE VENTA Y OPCIÓN

(A) Los Promitentes se obligan a transmitir a LSG (o a quien ésta designe) la titularidad de las respectivas Concesiones [es decir, Albelais Boido se obliga a transmitir el cien por ciento de la titularidad de la concesión minera identificada en la declaración I (primera), y el cincuenta por ciento de la titularidad de la concesión minera identificada en el inciso (A) de la declaración III (tercera), y Albelais Valenzuela se obliga a transmitir el cien por ciento de la titularidad de la concesión minera identificada en la declaración II (segunda), y el cincuenta por ciento de la titularidad de la concesión minera identificada en el inciso (A) de la declaración III (tercera)] y la titularidad de los Convenios Relacionados y de los Permisos, otorgando a LSG una opción unilateral, irrevocable y exclusiva para comprar dichas titularidades con sujeción a lo pactado en este contrato (tal derecho en este contrato llamado la "Opción").

La Opción es unilateral porque obliga a los Promitentes a transmitir las titularidades, pero no obliga a LSG a adquirirlas o comprarlas.

La Opción es irrevocable porque no podrá revocarse, retirarse o de otra manera cancelarse durante la vigencia de la misma si no es con el consentimiento previo,

expreso, escrito y fehaciente de LSG, otorgado ante fedatario público por quien tenga nombramiento y facultades para ello.

La Opción es exclusiva porque sólo se ha otorgado a LSG y porque durante su vigencia no podrá otorgarse legalmente opción o derechos para los mismos o efectos similares a persona o entidad otra alguna, sea por el concepto que fuere y utilícese el mecanismo o forma legal que fuere, y la opción o derechos que se otorguen en violación a esta exclusividad no serán oponibles ni perjudicarán a LSG.

La Opción incluye el derecho u opción unilateral, irrevocable y exclusiva de adquirir las concesiones mineras que, en su caso, sustituyan a las aquí definidas como Concesiones o que, en su caso, se expidan en relación con las aquí definidas como Concesiones, o concesiones mineras que, en su caso, se expidan a cualquiera de los Promitentes o a alguna persona o entidad directa o indirectamente relacionada con los Promitentes para amparar huecos entre o adyacentes a los Lotes o entre o adyacentes a cualquiera de los lotes amparados por dichas concesiones, todo ello sujeto a todos los términos y condiciones de este contrato, y sin necesidad de pagar cantidad adicional o diferente alguna a la aquí pactada. Lo anterior, sin perjuicio de lo pactado en la cláusula 5 (cinco).

(B) Por el otorgamiento de la Opción e igualmente a cuenta del Precio de Transmisión, LSG pagó previamente a los Promitentes la cantidad de US$10,000 (diez mil dólares de los Estados Unidos de América), misma cantidad que los Promitentes confirman haber recibido a su absoluta satisfacción.

(C) Para mantener vigente la Opción durante el Plazo de la Opción, LSG deberá pagar a los Promitentes las siguientes cantidades:

1. US$30,000 (treinta mil dólares de los Estados Unidos de América), en la fecha en que este contrato sea firmado y ratificado ante notario público tanto por los Promitentes y sus cónyuges, como por LSG (en adelante tal fecha llamada en este contrato la "Fecha de Firma").

2. US$30,000 (treinta mil dólares de los Estados Unidos de América), a más tardar dentro de los 6 (seis) meses siguientes a la Fecha de Firma.

3. US$30,000 (treinta mil dólares de los Estados Unidos de América), a más tardar dentro de los 12 (doce) meses siguientes a la Fecha de Firma.

4. US$50,000 (cincuenta mil dólares de los Estados Unidos de América), a más tardar dentro de los 18 (dieciocho) meses siguientes a la Fecha de Firma.

5. US$50,000 (cincuenta mil dólares de los Estados Unidos de América), a más tardar dentro de los 24 (veinticuatro) meses siguientes a la Fecha de Firma.

6. US$150,000 (ciento cincuenta mil dólares de los Estados Unidos de América), a más tardar dentro de los 30 (treinta) meses siguientes a la Fecha de Firma.

7. US$150,000 (ciento cincuenta mil dólares de los Estados Unidos de América), a más tardar dentro de los 36 (treinta y seis) meses siguientes a la Fecha de Firma.

8. US$250,000 (doscientos cincuenta mil dólares de los Estados Unidos de América), a más tardar dentro de los 42 (cuarenta y dos) meses siguientes a la Fecha de Firma.

9. US$250,000 (doscientos cincuenta mil dólares de los Estados Unidos de América), a más tardar dentro de los 48 (cuarenta y ocho) meses siguientes a la Fecha de Firma.

10. US$750,000 (setecientos cincuenta mil dólares de los Estados Unidos de América), a más tardar dentro de los 54 (cincuenta y cuatro) meses siguientes a la Fecha de Firma.

Si LSG decide ejercer y ejerce la Opción, lo cual deberá ocurrir a más tardar dentro de los 60 (sesenta) meses siguientes a la Fecha de Firma (en adelante llamado "el Plazo de la Opción"), LSG pagará a los Promitentes US$750,000 (setecientos cincuenta mil dólares de los Estados Unidos de América) el día en que los Promitentes y sus respectivos cónyuges formalicen la transmisión a LSG (o a quien ésta designe) de la titularidad de las Concesiones, de los Convenios Relacionados y de los Permisos, y ratifiquen sus firmas y reconozcan el contenido del contrato de transmisión ante fedatario público, sin detrimento de lo que se pacta en el inciso (G) de esta cláusula.

Los Promitentes pagarán los impuestos a su cargo derivados de este contrato de conformidad con las leyes aplicables.

A la recepción de las cantidades que LSG les pague de conformidad con este contrato y con el Contrato Definitivo, los Promitentes tributarán bajo el régimen de actividades empresariales y, por ende, LSG no estará obligada a retenerles cantidad alguna por concepto de impuesto sobre la renta. De lo contrario, LSG sí les efectuará las retenciones que legal y fiscalmente sean procedentes.

Previamente al pago de cualquiera de las cantidades estipuladas en el inciso (C) de la presente cláusula 2 (dos), los Promitentes entregarán a LSG facturas que cumplan con todos los requisitos fiscales y que trasladen y desglosen el impuesto al valor agregado a la tasa aplicable y evidencia suficiente, a juicio de LSG, de que los Promitentes efectivamente tributan bajo el régimen de actividades empresariales.

Cuando el último día de los pactados en los diferentes numerales del inciso (C) de esta cláusula sea inhábil, el pago podrá hacerse el día hábil inmediato posterior, sin

que el pago así hecho se considere extemporáneo, con sujeción a lo previsto en la cláusula 4 (cuatro).

Las cantidades pagaderas por LSG según lo estipulado en el inciso (C) de la presente cláusula se entenderán pagaderas a los Promitentes por partes iguales, es decir, 50% (cincuenta por ciento) de cada una de tales cantidades para cada uno de los Promitentes. Para efectos de lo anterior, los Promitentes proporcionarán oportunamente a LSG los datos de sus respectivas cuentas bancarias en las cuales LSG podrá depositar los pagos de que trata dicho inciso (C). En defecto de esos datos o si LSG decide hacer esos pagos mediante cheque entregado a los Promitentes en lo personal y no lo ha hecho antes del último día de los respectivos plazos, LSG los pagará a las 10:00 a.m. (diez horas antes meridiano) del día último de dichos respectivos plazos precisamente en el domicilio de los Promitentes señalado en la cláusula 13 (trece) de este contrato, con sujeción a lo previsto en la cláusula 4 (cuatro). Si LSG opta por pagar a los Promitentes mediante cheques, éstos serán pagaderos a la orden de cada uno de los Promitentes y para abono en la cuenta de los beneficiarios.

LSG podrá hacer los pagos previstos en esta cláusula en la divisa indicada o bien en su equivalente en moneda nacional al tipo de cambio publicado en el Diario Oficial de la Federación del día hábil inmediato anterior a aquel en que se haga el pago.

Ninguna de las cantidades pagaderas a los Promitentes de conformidad con los incisos (B) y (C) y en otras partes de este contrato generará intereses en favor de los Promitentes ni de persona otra alguna.

(D) Si durante el Plazo de la Opción LSG decide ejercer la Opción, deberá notificarlo a los Promitentes mediante aviso por escrito (en este contrato llamado el "Aviso de Ejercicio"), en el entendido de que el Aviso de Ejercicio deberá señalar, por lo menos, el lugar, fecha y hora en que deberá formalizarse el contrato definitivo de transmisión (en adelante llamado el "Contrato Definitivo"), lo cual deberá ocurrir a más tardar dentro de los 10 (diez) días naturales que sigan a la fecha de recepción del Aviso de Ejercicio por los Promitentes. La entrega del Aviso de Ejercicio obligará a los Promitentes a formalizar el Contrato Definitivo y a la Señora Albelais y al Señor Arvizu a otorgar su consentimiento irrevocable e incondicional para ese propósito y dará derecho y acción a LSG para exigir y obtener dicha celebración por parte de Los Promitentes y de la Señora Albelais y del Señor Arvizu en los términos de la ley, de este contrato y del propio Aviso de Ejercicio, todo ello sin perjuicio de lo estipulado en el inciso (G) de esta cláusula 2 (dos).

La Opción se entenderá automáticamente ejercida y, por ende, la transmisión de la titularidad de la Concesión, de los Convenios Relacionados y de los Permisos en favor de LSG (o de quien ésta designe) se entenderá perfeccionada, sin necesidad de enviar Aviso de Ejercicio a los Promitentes, el mismo día en que LSG, en su caso, complete el pago a los Promitentes de todas las cantidades previstas en los incisos (B) y (C) de esta cláusula.

C.A

RB

J.M.A.U.

OvA

Si LSG omite hacer alguno de los pagos previstos en los incisos (B) y (C) de esta cláusula 2 (dos), se entenderá que ha decidido no ejercer la Opción y que este contrato ha terminado anticipadamente, sin ninguna responsabilidad ni obligación adicional de su parte (excepto las previstas en la Ley Ambiental), pero sin detrimento y con sujeción a lo pactado en la cláusula 4 (cuatro).

(E) En el Contrato Definitivo se pactará lo siguiente:

1. El Contrato Definitivo formalizará la transmisión de la titularidad de las Concesiones, de los Convenios Relacionados y de los Permisos en favor de LSG (o de quien ésta designe), a cambio del precio mencionado en el numeral 3 (tres) del presente inciso (E) de esta cláusula más el impuesto al valor agregado.

2. Los Promitentes transmitirán a LSG la titularidad de las Concesiones y de los Convenios Relacionados encontrándose libres de Gravámenes, y las Concesiones, los Convenios Relacionados y los Permisos en plena vigencia, regularidad y cumplimiento de las obligaciones estipuladas o contenidas en los mismos o previstas en las leyes a ellos aplicables.

3. El precio de transmisión de la titularidad de las Concesiones, de la titularidad de los Convenios Relacionados y de la titularidad de los Permisos (en este Contrato llamado "Precio de Transmisión") será la cantidad de US$2,500,000 (dos millones quinientos mil dólares de los Estados Unidos de América), que es la suma de las cantidades previstas en los incisos (B) y (C) de esta cláusula, al pago de las cuales dichas titularidades se entenderán transmitidas a LSG.

Las cantidades que LSG entregue a los Promitentes de conformidad con los incisos (B) y (C) de esta cláusula se entenderán entregadas y recibidas a cuenta del Precio de Transmisión si LSG ejerce la Opción.

De la cantidad prevista en el numeral 1 (uno) del inciso (C) de la cláusula 2 (dos) LSG restará las que LSG pague por concepto de derechos sobre minería sobre las Concesiones o cualesquiera otras cantidades que los Promitentes adeudaren en relación con las Concesiones o con los Lotes que se encontraren pendientes de pago a la fecha de celebración de este contrato, más sus accesorios en ambos casos, y las cantidades pagadas por LSG por esos conceptos se entenderán a cuenta de la prevista en el numeral 1 (uno) del inciso (C) de la cláusula 2 (dos) y, por ende, recibidas a plena satisfacción por los Promitentes. Si los adeudos tales no se alcanzaren a cubrir con la cantidad prevista en el numeral 1 (uno) del inciso (C) de la cláusula 2 (dos), LSG los pagará con las cantidades previstas sucesivamente en los demás numerales del inciso (C) de la cláusula 2 (dos), y las cantidades pagadas por LSG por esos conceptos se entenderán recibidas a plena satisfacción por los Promitentes a cuenta del Precio de Transmisión.

El saldo del Precio de Transmisión una vez restadas las cantidades mencionadas en el párrafo inmediato anterior, si lo hubiere, será pagado a Los Promitentes a la formalización del Contrato Definitivo.

Si LSG decide no ejercer la Opción, sea mediante la omisión de hacer alguno de los pagos previstos en los incisos (B) y (C) de la cláusula 2 (dos), sin detrimento de lo pactado en la cláusula 4 (cuatro), o bien mediante aviso escrito expreso en ese sentido entregado o enviado a los Promitentes, quedarán a favor de los Promitentes las cantidades que LSG ya hubiese pagado a los Promitentes.

4. La titularidad de las Concesiones, de los Convenios Relacionados y de los Permisos se entenderá transmitida o cedida a LSG el día preciso en que LSG haya completado el pago a los Promitentes de la cantidad total de US$2,500,000 (dos millones quinientos mil dólares de los Estados Unidos de América), que es la suma de las cantidades previstas en los incisos (B) y (C) de esta cláusula, si LSG opta por ejercer la Opción, y el Contrato Definitivo se entenderá únicamente formalizando dicha transferencia o transmisión.

5. Los Promitentes y sus cónyuges cooperarán diligentemente con LSG para que la transmisión a LSG (o a quien ésta designe) de los Convenios Relacionados y de los Permisos se perfeccione frente a las contrapartes contractuales y frente a las autoridades competentes, de ser necesaria alguna acción o la firma de algún documento adicional por parte de los Promitentes y/o sus cónyuges.

6. Los Promitentes responderá por el saneamiento para el caso de evicción o de vicios de las titularidades cedidas, sin ninguna limitación.

7. Cada parte pagará los impuestos a su cargo derivados del Contrato Definitivo, de conformidad con las leyes aplicables.

8. Se pactará que los gastos de formalización ante fedatario público del Contrato Definitivo y los relativos a su inscripción en el Registro Público de Minería, se pagarán por LSG.

9. En el Contrato Definitivo también se pactará que los Promitentes, en todo momento y a su costo defenderán a LSG, a sus causahabientes y a sus cesionarios contra toda persona que alegue mejores derechos sobre o en relación con la titularidad de las Concesiones o de la titularidad de los Convenios Relacionados (o de cualquiera de ellos) o de la titularidad de los Permisos (o de cualquiera de ellos).

10. En el Contrato Definitivo también se pactará que los Promitentes **(i)** mantendrán a LSG libre y exenta de demandas, denuncias, querellas, reclamaciones, procedimientos, juicios, sanciones, multas, responsabilidades, órdenes de clausura o de suspensión de actividades, resoluciones y sentencias directa o indirectamente relacionados con el incumplimiento real o supuesto de las obligaciones a cargo de los Promitentes (o a cargo de cualquier otra persona) por obras o trabajos ejecutados en los Lotes antes de la Fecha de Firma, previstas en la Ley Ambiental y previstas en otros ordenamientos en materia de equilibrio ecológico y protección al ambiente, salud, seguridad, explosivos, uso de suelo y en otras materias directa o indirectamente relacionadas con obras o trabajos

ejecutados en los Lotes antes de la Fecha de Firma; **(ii)** indemnizará a LSG los daños y resarcirán los perjuicios que LSG sufriera en relación directa o indirecta con el incumplimiento de cualquiera de dichas obligaciones; y **(iii)** reembolsará a LSG los honorarios y las costas y gastos procesales que ésta pagara para defenderse de dichas demandas, denuncias, querellas, reclamaciones, procedimientos, juicios, sanciones, multas, responsabilidades, resoluciones y sentencias.

La misma responsabilidad asume LSG frente a los Promitentes por los actos o trabajos que realice en los Lotes durante la vigencia de la Opción si LSG no ejerce la Opción.

11. Los Promitentes **(i)** mantendrán a LSG libre y exenta de demandas, denuncias, querellas, reclamaciones, procedimientos, juicios, sanciones, responsabilidades, órdenes de clausura o de suspensión de actividades, multas y sentencias directa o indirectamente relacionados con los trabajadores y personal que Los Promitentes o que cualquier otra persona haya empleado antes de la Fecha de Firma en la ejecución de obras o trabajos en los Lotes, dentro de las cuales se encuentran, pero sin limitarse a ellas, las obligaciones relativas a las respectivas prestaciones laborales, al Instituto Mexicano del Seguro Social, al Instituto del Fondo Nacional de la Vivienda para los Trabajadores, a los fondos de ahorro para el retiro y a la retención y entero o pago de impuestos de cualquier tipo que se hayan generado con motivo de dichas relaciones laborales; **(ii)** indemnizará a LSG los daños y resarcirán los perjuicios que LSG sufriera en relación directa o indirecta con el incumplimiento de cualquiera de dichas obligaciones; y **(iii)** reembolsará a LSG los honorarios y las costas y gastos procesales que ésta pagara para defenderse de dichas demandas, denuncias, querellas, reclamaciones, procedimientos, juicios, sanciones, responsabilidades, órdenes de clausura o de suspensión de actividades, multas y sentencias.

La misma responsabilidad asume LSG frente a los Promitentes por los actos o trabajos que realice en los Lotes durante la vigencia de la Opción si LSG no ejerce la Opción.

Por ningún motivo y bajo ninguna circunstancia LSG se entenderá substituyendo ni substituirá a los Promitentes ni a ninguna otra persona que haya ejecutado obras o trabajos en los Lotes antes de la Fecha de Firma como patrón en sus relaciones laborales con el personal o trabajadores de que trata el primer párrafo de este numeral 11 (once), y tampoco se entenderá asumiendo el cumplimiento de ninguna de dichas obligaciones por concepto o medio diverso.

12. En el Contrato Definitivo los Promitentes transmitirán a LSG cualesquiera contratos, convenios o derechos de otro tipo que los Promitentes tuvieran en relación con el uso, ocupación, aprovechamiento, tránsito y acceso a los Terrenos Superficiales, diferentes de los aquí llamados "Convenios Relacionados", así como todos los permisos, licencias, concesiones, autorizaciones, anuencias, resolutivos, estudios, autorizaciones, concesiones y actos de autoridad similares

que Los Promitentes hubieran obtenido en relación directa o indirecta con los Lotes, diferentes de los aquí llamados "Permisos", en la medida en que los mismos fueran transmisibles o cesibles, todo ello sin necesidad u obligación de LSG de pagar a los Promitentes, a sus cónyuges o a persona otra alguna cantidad diferente o adicional al Precio de Transmisión, por lo que éste se entenderá también a cambio de todo lo que los Promitentes transmitan a LSG de conformidad con este numeral.

13. El Contrato Definitivo contendrá las estipulaciones adicionales que normalmente contienen los contratos definitivos de compraventa o transmisión de titularidad de concesiones mineras de conformidad con el derecho mexicano, pero ninguna de ellas será incompatible o contraria a las que son materia de este contrato preliminar. Si por cualquier motivo las partes no se ponen de acuerdo sobre dichas estipulaciones adicionales, el Contrato Definitivo se celebrará con las estipulaciones mínimas materia del inciso (E) de esta cláusula 2 (dos) y con las demás de esta cláusula 2 (dos) que sean relevantes.

(F) Los Promitentes, sus cónyuges y LSG ratificarán las firmas que estampen en el Contrato Definitivo y reconocerán su contenido o bien lo formalizarán o protocolizarán en instrumento público ante la fe de fedatario público cuyo nombre y dirección profesional se indicarán en el Aviso de Ejercicio.

(G) Los Promitentes (con el consentimiento irrevocable e incondicional de la Señora Albelais y del Señor Arvizu) otorgan un poder especial irrevocable para actos de administración y un poder especial irrevocable para actos de dominio a Eduardo Robles Elías, Juan José Duarte Bravo, Iván Moreno Torrescano y José Joaquín Cabrera Ochoa, con el exclusivo fin de que, conjunta o separadamente, a petición escrita de los Promitentes o de LSG, en nombre y por cuenta de los Promitentes (y de la Señora Albelais y del Señor Arvizu para efectos del consentimiento de éstos para los Promitentes) **(i)** firmen y entreguen el Contrato Definitivo, que simplemente formalizará la transmisión de la titularidad de la Concesión, de los Convenios Relacionados y de los Permisos a LSG (o a quien ésta designe), **(ii)** comparezcan ante fedatario público a fin de ratificar su firma y reconocer el contenido del Contrato Definitivo o a fin de formalizarlo o protocolizarlo ante su fe, **(iii)** presenten el Contrato Definitivo (o el instrumento público que lo haya protocolizado o formalizado) al Registro Público de Minería, para su inscripción, y **(iv)** ejecuten o realicen todos los demás actos que a su juicio fueren convenientes o apropiados para los fines indicados en este inciso (G). El poder otorgado en esta cláusula será irrevocable por haber sido otorgado como condición en este contrato y, además, como un medio para que los Promitentes cumplan las obligaciones que por el mismo contrajo, en los términos y para los efectos del artículo 2,596 (dos mil quinientos noventa y seis) del Código Civil Federal, que dispone: "El mandante puede revocar el mandato cuando y como le parezca; menos en aquellos casos en que su otorgamiento se hubiere estipulado como una condición en un contrato bilateral, o como un medio para cumplir una obligación contraída."

C.A

RB

J.M.A.V.

C.A

Para que los apoderados designados en el párrafo inmediato anterior estén legitimados para firmar, formalizar y entregar el Contrato Definitivo en nombre y por cuenta de los Promitentes (y de la Señora Albelais y del Señor Arvizu para efectos del consentimiento conyugal de ésta para los Promitentes) a favor de LSG, bastará que LSG les entregue o envíe **(i)** una certificación en la cual manifieste que LSG ejerció la Opción y **(ii)** copia certificada por fedatario público de los comprobantes que acrediten que LSG pagó a Los Promitentes el Precio de Transmisión en su integridad o bien que lo consignó ante autoridad judicial.

El ejercicio del poder de que trata este inciso (G) en las circunstancias indicadas en la misma será de la absoluta y exclusiva responsabilidad de LSG y de los Promitentes, los cuales mantendrán a los apoderados libres y exentos de cualesquiera acciones, reclamaciones, demandas, juicios o acusaciones provenientes de LSG o de Los Promitentes o de persona otra alguna, y pagarán los honorarios de abogados, los gastos, costas y daños procesales y toda otra erogación relacionada que los apoderados tales cubran a fin de defender los actos ejecutados por ellos en ejercicio del referido poder.

Serán por cuenta de LSG los honorarios razonables que los apoderados devenguen con motivo del ejercicio del poder de que trata este inciso (G) así como el reembolso de los gastos comprobados que los apoderados hayan hecho con el mismo motivo.

El poder materia de este inciso podrá ser ejercido aún después de la muerte de los Promitentes o de la Señora Albelais o del Señor Arvizu, con fundamento en el artículo 44 fracción VII inciso (c) de la Ley del Notariado para el Estado de Sonora.

(H) LSG pagará los derechos sobre minería que se causen sobre las Concesiones a partir de la Fecha de Firma y durante el Plazo de la Opción, sin que esos pagos se entiendan a cuenta del Precio de Transmisión, realizará en los Lotes las inversiones mínimas que se requieran a fin de mantener las Concesiones en vigor, presentará oportunamente los informes de comprobación respectivos y ejecutará cualesquiera otros actos o acciones tendentes al mismo fin de mantener las Concesiones en vigor.

LSG proporcionará a los Promitentes copias certificadas de los recibos de pago de los derechos sobre minería y de los informes de comprobación de obras de que trata el párrafo inmediato anterior, a petición escrita de los Promitentes.

(I) Si LSG no ejerce la Opción o bien si este contrato se rescinde o termina por cualquier otro concepto, LSG dejará pagados los derechos de minería que se hayan causado sobre la Concesión por el semestre en curso durante el cual el contrato se rescindió o terminó y, a petición escrita de los Promitentes, proporcionará a los Promitentes copia certificada de los recibos de pago de esos derechos sobre minería, y LSG también dejará comprobadas las inversiones por el año de calendario inmediato anterior al año durante el cual el contrato se rescindió o terminó e igualmente proporcionará a los Promitentes, a petición escrita de éste, copias certificadas de los comprobantes de inversiones realizadas en los Lotes durante el tiempo de calendario del año preciso en que dicha rescisión o terminación ocurrió.

(J) LSG no tendrá obligación de explicar ni de justificar a los Promitentes, a sus cónyuges o a persona otra alguna por qué decidió no ejercer la Opción, en su caso, y el no ejercicio de la Opción por LSG no dará a los Promitentes ni a sus cónyuges acción de daños y perjuicios y de ninguna otra especie en contra de LSG.

(K) Regalía. Si LSG ejerce la Opción y explota comercialmente los Lotes, LSG o quien sustituya a LSG por cesión o transmisión de los derechos derivados de este contrato pagará a Los Promitentes una regalía del 1.25% (uno punto veinticinco por ciento) sobre ingresos netos de fundición, que se calculará y pagará como y en los tiempos que se describen en el anexo "D" a este contrato. En caso de cesión o de transmisión de los derechos derivados de este contrato por LSG, LSG dejará de ser responsable por el pago de la regalía materia de esta cláusula.

Antes del séptimo aniversario de la Fecha de Firma, LSG podrá adquirir el derecho de los Promitentes de percibir el pago de la regalía antes mencionada, pagando a los Promitentes US$1,500,000 (un millón quinientos mil dólares de los Estados Unidos de América). Si LSG no ejerce tal derecho antes del séptimo aniversario de la Fecha de Firma, los Promitentes quedarán en libertad de cederlo total o parcialmente a terceras personas.

3

DERECHOS EXCLUSIVOS E IRREVOCABLES DE EXPLORACIÓN Y CUESTIONES RELACIONADAS

(A) Los Promitentes otorga a LSG el derecho exclusivo e irrevocable de explorar las sustancias minerales que, en su caso, existan en los Lotes, durante el Plazo de la Opción, sin más obligaciones a cargo de LSG que las pactadas en este contrato.

Los derechos que los Promitentes otorgan a LSG en esta cláusula son exclusivos porque sólo se han otorgado a LSG y porque no podrán otorgarse legalmente a persona o entidad otra alguna, sea por el concepto que fuere y utilícese el mecanismo o forma legal que fuere, y los derechos tales que los Promitentes otorgue en violación de esta exclusividad no serán oponibles ni perjudicarán a LSG.

Los derechos que los Promitentes otorga a LSG en esta cláusula son irrevocables porque no podrán revocarse, retirarse o de otra manera cancelarse si no es con el consentimiento previo, expreso, escrito y fehaciente de LSG, otorgado ante fedatario público por quien tenga nombramiento y facultades para ello.

Como consecuencia de lo pactado en esta cláusula, LSG podrá ejecutar toda obra y trabajo que tenga como propósito explorar las sustancias minerales que, en su caso, existan en los Lotes, para lo cual podrá:

1. Previo consentimiento o autorización del propietario o poseedor de los Terrenos Superficiales o previa resolución de ocupación temporal dictada de conformidad con la Ley Minera y su Reglamento,

a. utilizar los caminos, veredas, mangas, callejones y otras vías de comunicación ya existentes en los Terrenos Superficiales (los "Caminos") a fin de transitar y transportar libremente personal, maquinaria, herramientas, sustancias minerales y bienes de cualesquiera otras especies,

b. modificar y ampliar los trazos de los Caminos ya existentes o inhabilitarlos y construir, habilitar y dar mantenimiento a nuevos Caminos en los Terrenos Superficiales para los fines de tránsito y transportación mencionados en el inciso inmediato anterior,

c. cercar todas aquellas zonas o lugares de los Terrenos Superficiales que, por razones de seguridad, de sanidad, de naturaleza ambiental o de cualquier otro tipo, a juicio exclusivo de LSG, deban de permanecer aisladas o de acceso restringido,

d. construir y ampliar y desmantelar o desmontar campamentos, dormitorios, bodegas, almacenes, talleres, oficinas e instalaciones conducentes a las obras y trabajos de exploración de LSG, sin restricción,

e. construir plantillas de perforación y hacer perforaciones,

f. hacer todo tipo de prospecciones o búsquedas de minerales y sus depósitos,

g. llevar a cabo mediciones y amojonamientos destinados a deslindar áreas o zonas dentro o en la periferia de los Terrenos Superficiales,

h. tomar, analizar y ejecutar otro tipo de pruebas con muestras del suelo y del subsuelo y de las sustancias minerales que existan en los mismos para pruebas metalúrgicas, ensayes y de otro tipo, y disponer de las mismas a su solo criterio, y

i. realizar o llevar a cabo en los Terrenos Superficiales cualesquiera otras acciones, construcciones y actividades, necesarias o convenientes, a juicio de LSG, que tengan como propósito identificar depósitos minerales y cuantificar y evaluar las reservas económicamente aprovechables que contengan.

2. Obtener la expropiación, ocupación temporal o constitución de servidumbre de los Terrenos Superficiales indispensables para llevar a cabo sus obras y trabajos mineros.

3. Realizar o llevar a cabo cualesquiera otras acciones, construcciones y actividades, necesarias o convenientes, a juicio exclusivo de LSG, para ejecutar sus obras y trabajos mineros.

(B) Las cantidades que LSG pague a los Promitentes de conformidad con lo previsto en los incisos (B) y (C) de la cláusula 2 (dos) y otras partes de este contrato se entenderán pagadas también a cambio de los derechos mencionados en el inciso inmediato anterior de esta cláusula y de otros que los Promitentes otorga a LSG de conformidad con este contrato.

(C) Por este medio, los Promitentes otorgan irrevocablemente a LSG todos los consentimientos, anuencias, permisos o autorizaciones que sean necesarios a fin de que:

1. LSG obtenga la aprobación de la manifestación de impacto ambiental que en su caso se requiera y todas las licencias, permisos o autorizaciones que las autoridades competentes deban de otorgarle o conferirle de acuerdo con la Ley Ambiental, a fin de que LSG pueda desarrollar legalmente sus actividades en los Lotes.

2. LSG solicite y obtenga todos los demás permisos, licencias, concesiones o autorizaciones de cualquier tipo de conformidad con las leyes y reglamentos aplicables en materia de uso del suelo, sanidad o salud, explosivos, agua, trabajo y previsión social y otras que LSG requiera para poder desarrollar legalmente sus actividades en los Lotes.

3. Lo pactado en este inciso (C) será considerado como el consentimiento, anuencia, aprobación, permiso o autorización de los Promitentes para todos los fines o propósitos arriba especificados, de tal suerte que no se requerirá consentimiento, anuencia, aprobación, permiso o autorización adicional o diferente por parte de los Promitentes o de persona otra alguna relacionada con los Promitentes.

(D) LSG podrá planear, ejecutar, desarrollar, controlar y supervisar de manera exclusiva todas las obras y trabajos mineros que tiene derecho a realizar de conformidad con este contrato y la Ley Minera y su Reglamento, con exclusión de los Promitentes y de persona otra alguna. Todas las decisiones relativas a los Lotes, inclusive las relativas a los métodos, procedimientos y equipos a utilizarse, y relativas al ejercicio de los demás derechos que LSG adquiere por este contrato serán de la incumbencia y competencia exclusiva de LSG, con exclusión de los Promitentes y de persona otra alguna. LSG podrá llevar a cabo sus obras y trabajos mineros en los Lotes directamente o a través de contratistas u otros prestadores de servicios.

(E) Durante el Plazo de la Opción, los Promitentes tendrán las siguientes obligaciones adicionales: **(i)** se abstendrán de obstaculizar o dificultar por cualquier medio el ejercicio de los derechos y el cumplimiento de las obligaciones que LSG adquiere y asume por este contrato; **(ii)** se abstendrán de ceder o prometer ceder o de cualquiera otra forma otorgar a tercero o terceros título o cualquier derecho derivado

o relacionado con las Concesiones o con los Lotes, a menos de que lo haga con estricta sujeción a este contrato al cesionario o cesionarios de LSG; **(iii)** se abstendrán de constituir Gravámenes o de permitir que se constituyan o impongan Gravámenes sobre las Concesiones o sobre los Lotes y también se abstendrá de otorgar las Concesiones o los Lotes en garantía; **(iv)** se abstendrán de abandonar parte o la totalidad de los terrenos amparados por las Concesiones, de desistirse de las Concesiones, de solicitar la reducción de la superficie de los Lotes o de cualesquiera otras maneras o mediante cualesquiera otros medios renunciar a derechos o privilegios relacionados con las Concesiones o con los Lotes, a menos que lo haga con el consentimiento expreso, previo y escrito de LSG; **(v)** notificarán a LSG, diligentemente y dentro del término legal para contestar, apersonarse o comparecer, cualesquiera notificaciones, emplazamientos, requerimientos, demandas, liquidaciones, oficios y otro tipo de comunicaciones provenientes respectivamente de autoridades o de particulares que tengan alguna relación con lasConcesión o con los Lotes o con este contrato; **(vi)** cooperarán diligentemente con LSG respecto a cualesquiera acciones que ésta deba o quiera tomar o ejecutar en relación con los actos mencionados en el subinciso inmediato anterior de este inciso (E) y para obtener consentimiento o autorización del propietario o poseedor de los Terrenos Superficiales para llevar a cabo sus obras y trabajos mineros y/o para obtener resolución de ocupación temporal de los mismos de conformidad con la Ley Minera y su Reglamento; **(vii)** cooperarán diligentemente con LSG respecto a cualesquiera acciones que ésta deba o quiera tomar para ejercer oportunamente y cumplir oportunamente los derechos y obligaciones que adquiere por este contrato; **(viii)** cuando los actos mencionados en el subinciso (v) (cinco) de este inciso (E) hayan iniciado o se hayan ejecutado por actos u omisiones de los Promitentes o de persona que actúe o actuó por cuenta de los Promitentes, los Promitentes mantendrán a LSG libre y exenta de responsabilidades y obligaciones directa o indirectamente relacionados con los mismos; indemnizarán a LSG los daños y resarcirá los perjuicios que LSG sufriera en relación directa o indirecta con dichos actos u omisiones y sus secuelas o consecuencias; y reembolsarán a LSG los honorarios y las costas y gastos procesales que ésta pagara para defenderse de cualquiera de los mismos.

(F) LSG satisfará las obligaciones que le derivarán de la Ley Ambiental por las obras y trabajos que realice durante la vigencia de este contrato; no responderá por ninguna violación a dichas leyes, reglamentos y normas oficiales mexicanas que hayan tenido lugar previamente a la Fecha de Firma y después de la terminación o rescisión de este contrato o por las violaciones que no les sean imputables por cualquier motivo.

(G) LSG tendrá la responsabilidad y obligación exclusivas derivadas de las relaciones laborales con sus trabajadores o de la relación con cualquier persona que le preste servicios como contratista o de cualquiera otra naturaleza, liberando a los Promitentes de cualquier responsabilidad respecto a tales relaciones.

(H) Durante la vigencia de este contrato, los Promitentes pondrán a disposición de LSG todos los registros, expedientes, datos e información que tenga en relación con las

Concesiones y los Lotes, y permitirán a LSG que, a su costo, haga resúmenes de los mismos y los fotocopie o copie en dispositivo magnético o electrónico.

(I) En ejercicio de los derechos de exploración que los Promitentes le confieren mediante la presente cláusula 3 (tres), LSG se obliga a realizar las siguientes Erogaciones (como éstas se definen en el Anexo "C"):

1. A más tardar en el primer aniversario de la Fecha de Firma, hará Erogaciones por al menos US$500,000 (quinientos mil dólares de los Estados Unidos de América);

2. a más tardar en el segundo aniversario de la Fecha de Firma, hará Erogaciones por al menos US$1,000,000 (un millón de dólares de los Estados Unidos de América); y

3. a más tardar en el tercer aniversario de la Fecha de Firma, hará Erogaciones por al menos US$2,000,000 (dos millones de dólares de los Estados Unidos de América).

Cualquier excedente de las Erogaciones efectuadas por LSG en los años uno y dos de acuerdo con los montos mínimos antes señalados, será aplicado y tomado en cuenta para cumplir el monto mínimo del año o años siguientes.

(J) LSG deberá entregar a los Promitentes, a más tardar el 28 (veintiocho) de febrero de cada año mientras este contrato esté en vigor, un resumen y tabulación de las actividades y trabajos de exploración llevados a cabo por LSG en los Lotes durante el año de calendario inmediato anterior, pero sin que LSG tenga o pueda llegar a adquirir, por ningún motivo, obligación o responsabilidad alguna relacionada con el contenido de tales resúmenes y/o tabulaciones, ni con su interpretación o uso por parte de los Promitentes.

4

RECLAMACIONES A LSG

(A) Si LSG no hace alguno de los pagos previstos en los incisos (B) y (C) de la cláusula 2 (dos) de este contrato en las respectivas fechas allí indicadas, los Promitentes darán a LSG aviso por escrito en el sentido de que cuenta con 30 (treinta) días naturales adicionales para hacerlo o bien para probar a los Promitentes que ya lo hizo, al término de los cuales sin que se hubiese hecho el pago tal o sin que LSG hubiese probado a los Promitentes que efectivamente lo hizo, la Opción y este contrato se entenderán automáticamente terminados y sin ningún efecto legal, sin más responsabilidades para LSG que las expresamente pactadas en este contrato.

(B) Si los Promitentes consideran que LSG no ha cumplido alguna de sus obligaciones que adquiere por este contrato, diferentes de las previstas en el inciso (A) de esta cláusula, los Promitentes darán a LSG aviso por escrito en el sentido de que cuenta con 30 (treinta) días naturales para iniciar el subsanamiento del incumplimiento o bien para demostrar a los Promitentes que no ha incumplido, al término de los

cuales sin que se hubiese subsanado el incumplimiento o iniciado su subsanamiento o sin que LSG hubiese probado a los Promitentes que no incumplió, la Opción y este contrato se entenderán automáticamente terminados, sin ningún efecto legal y sin más responsabilidades para LSG que las expresamente pactadas en este contrato. El aviso de incumplimiento deberá ser lo suficientemente circunstanciado como para que LSG pueda tomar las medidas correctivas o subsanatorias que procedan, según la naturaleza del atribuido incumplimiento.

(C) Los Promitentes no podrán demandar o tomar o pedir alguna otra medida legal en contra de LSG, sin previamente proceder como se establece en los dos incisos anteriores de esta cláusula. Desde ahora las partes están de acuerdo en que el agotamiento por parte de Los Promitentes del mecanismo establecido en los dos incisos anteriores de esta cláusula será considerado, para todos los efectos jurídicos, como un presupuesto necesario de procedencia de cualquier acción u otro tipo de medida o petición legal que los Promitentes pretendan incoar o hacer en contra de LSG.

5

ÁREA DE INTERÉS

(A) Si durante el Plazo de la Opción los Promitentes por cualquier título directa o indirectamente adquieren alguna concesión minera, algún derecho minero, algún derecho de extracción y aprovechamiento de aguas del subsuelo o algún derecho de aprovechamiento de aguas superficiales o derechos de uso o de acceso (o ambos) a terrenos superficiales (en adelante llamados esas concesiones y todos esos derechos "los Derechos Adicionales"), con respecto a lotes mineros o aguas ubicados total o parcialmente dentro de un área de 10 (diez) kilómetros, contados a partir del límite exterior de los Lotes, lo harán saber por escrito a LSG dentro de los 15 (quince) días naturales siguientes a la fecha en que tal hecho ocurra, entregándole o enviándole simultáneamente toda la información relacionada con los Derechos Adicionales.

(B) LSG contará con un plazo de 30 (treinta) días naturales, computados a partir de que produzca efectos la recepción por LSG de la información relativa a los Derechos Adicionales de que trata el inciso inmediato anterior, para decidir si desea que los Derechos Adicionales (o parte de ellos) pasen a formar parte automática de este contrato y, por lo mismo, que se entiendan sujetos a la Opción y a las demás estipulaciones del mismo, incluyendo la regalía prevista en la cláusula 2 (dos), inciso (K).

(C) LSG no deberá pagar a los Promitentes cantidad adicional o diferente alguna de las previstas en los incisos (B) y (C) de la cláusula 2 (dos) o adicional o diferente alguna del Precio de Transmisión, si ejerce la Opción, ni cumplir obligación adicional alguna o diferente de las aquí expresamente pactadas si decide que los Derechos Adicionales (o parte de ellos) queden sujetos a este contrato, pero LSG reembolsará a los Promitentes las cantidades que éste comprobadamente hubiere pagado para adquirir los Derechos Adicionales (o la parte de ellos que quede sujeta a la Opción y

a este contrato por decisión unilateral de LSG) contra entrega por parte de Los Promitentes de factura debidamente requisitada para efectos fiscales.

6

CASO FORTUITO O FUERZA MAYOR

El plazo para el cumplimiento de las obligaciones que LSG adquiere de conformidad con este contrato (excepto el plazo para el pago de sumas de dinero), el Plazo de la Opción y el plazo de duración de este contrato entrarán y se mantendrán en suspenso durante todo el tiempo en que medie caso fortuito o fuerza mayor, sin que por ello se entienda que LSG ha incumplido dichas obligaciones o que ha decidido no ejercer la Opción o que ha violado este contrato. Para los efectos de este inciso, respectivamente constituyen eventos de caso fortuito o fuerza mayor, los siguientes, ejemplificativamente: huelgas, bloqueos, cierres u obstaculizaciones de caminos, paros, tomas de instalaciones, oficinas u otros bienes de LSG o de sus contratistas o de los subcontratistas de éstos; protestas, demostraciones u otro tipo de acciones de grupos o personas ambientalistas o de grupos o personas indígenas o étnicos o de organizaciones no gubernamentales o de vecinos o de ejidos o de ejidatarios; expropiaciones, confiscaciones o tomas de bienes ordenadas y ejecutadas por autoridades gubernamentales de cualquiera de sus niveles o jurisdicciones; leyes, reglamentos, decretos, ordenes de suspensión de actividades o clausuras u otro tipo de actos gubernamentales; sentencias; no obtención o dilación en la obtención de alguna licencia, permiso, anuencia, autorización, consentimiento, derecho de acceso o servidumbre; prohibición de exportación de minerales decretada por el gobierno mexicano, decretamiento de impuestos o contribuciones ruinosas o de medidas no arancelarias que hagan incosteable la producción o exportación de minerales, a solo juicio de LSG; imposibilidad o dificultad insuperable, a solo juicio de LSG, para entrar y salir de los Terrenos Superficiales, y otros eventos de naturaleza similar o análoga. El plazo para el cumplimiento de las obligaciones que LSG adquiere de conformidad con este contrato, el Plazo de la Opción y el plazo de duración de este contrato se entenderán automáticamente prorrogados por un tiempo igual al tiempo que haya durado la causa de suspensión estipulada en esta cláusula, sin detrimento del derecho de LSG de terminarlo anticipadamente. Ningún caso fortuito o fuerza mayor eximirá a LSG de su obligación de pagar los derechos sobre minería sobre las Concesiones, todo ello durante el Plazo de la Opción, a menos que alguna o algunas de esas obligaciones no puedan cumplirse por no poder recibirse o por no recibirse dichos derechos por los bancos, autoridades, instituciones o dependencias que deban recibirlos o por no poder pagarse por alguna causa, razón o circunstancia no atribuible a LSG.

LSG no tendrá la obligación de negociar o de transar con las personas, grupos, organizaciones o autoridades que den causa a los eventos previstos en esta cláusula ni la obligación de impugnar los actos de estado o de gobierno o de autoridad también constitutivos de fuerza mayor de conformidad con esta cláusula.

La imposibilidad de cumplimiento por fuerza mayor o por caso fortuito liberará a las partes, mientras la causa o evento de fuerza mayor o caso fortuito persista.

No se considerará evento de fuerza mayor o de causo fortuito y, por ende, no excusará el incumplimiento de los Promitentes, la imposición, creación, inscripción, subsistencia o constitución de un Gravamen sobre las Concesiones o sobre los Lotes o parte de los Lotes o sobre cualquiera otro de los bienes o derechos de los Promitentes sujetos a este contrato.

7

CESIÓN DE DERECHOS Y OBLIGACIONES Y OTORGAMIENTO EN GARANTÍA

(A) Desde ahora lo Promitentes autorizan irrevocablemente a LSG para que ceda algunos o todos los derechos y obligaciones que le derivan de este contrato o de las Concesiones, sin necesidad de pacto o anuencia ulterior o adicional, sin más obligación de LSG que la de informar a los Promitentes, dentro de los 30 (treinta) días naturales siguientes a la fecha en que la cesión se haya efectuado, **(i)** el nombre o razón o denominación social del cesionario, **(ii)** la fecha de la cesión, **(iii)** el domicilio de negocios del cesionario y **(iv)** el nombre del representante del cesionario con el cual los Promitentes habrá de tratar todo lo relativo a dicha cesión, esto último si el cesionario lo hubiera hecho saber a LSG. La cesión de que trata este inciso liberará totalmente (en caso de cesión total) o parcialmente (en caso de cesión parcial) a LSG de las obligaciones que asume por este contrato.

(B) Los Promitentes sólo podrán ceder, prometer ceder, opcionar o celebrar contratos o convenios en relación con algunos o todos los derechos y obligaciones que le derivan de este contrato o sobre las Concesiones (antes de que éstas sean adquiridas por LSG) o dar en garantía o crear o imponer algún Gravamen sobre dichos derechos u obligaciones (o sobre ambos) o sobre las Concesiones (antes de que éstas sean adquiridas por LSG), si cuenta con la autorización previa, expresa y escrita de LSG, y ninguno de esos actos será oponible a LSG si LSG no los consintió como se pacta en este inciso.

(C) LSG podrá dar en garantía este contrato y los derechos que le derivan del mismo, sin que para ello se requiera consentimiento o anuencia ulterior o adicional de los Promitentes o sus cónyuges.

8

TERMINACIÓN

(A) La Opción y este contrato se entenderán automáticamente terminados a la actualización de cualquiera de las siguientes hipótesis **(i)** a los 30 (treinta) días naturales de que produzca efectos un aviso de no ejercicio de la Opción y de terminación de este contrato entregado o enviado por LSG a los Promitentes; **(ii)** a la actualización de cualquiera de las hipótesis de terminación previstas en la cláusula 4 (cuatro) incisos (A) y (B) de este contrato; y **(iii)** a la formalización del Contrato Definitivo (en cuyo caso, sólo continuarán en vigor las disposiciones de este contrato

que obliguen a los Promitentes a indemnizar o a resarcir a LSG y otras que impongan obligaciones a cargo de las partes que hubieren quedado pendientes de cumplirse a dicha formalización).

(B) Dentro de los 12 (doce) meses siguientes a la fecha de terminación de la Opción y de este contrato por actualización de cualquiera de las hipótesis previstas en el inciso (A) subincisos (i) (uno) y (ii) (dos) de esta cláusula, LSG podrá (o deberá, si los Promitentes se lo piden por escrito dentro de los 30 [treinta] días naturales siguientes a dicha terminación) retirar todas las instalaciones, maquinaria, equipo y demás bienes propiedad de LSG y de quien haya trabajado para ésta que aún se encontraren en los Lotes, salvo aquellas instalaciones que deban permanecer en el mismo de conformidad con la Ley Minera y su Reglamento. Los bienes tales que LSG no retire de los Lotes dentro del término previsto en este inciso pasarán a ser propiedad de los Promitentes, sin que éste deba pagarlos a LSG, a menos que LSG no haya podido removerlos por caso fortuito o fuerza mayor o por actos, omisiones, responsabilidades u obligaciones atribuibles a los Promitentes o de los Promitentes.

(C) Si este contrato se termina por alguna de las hipótesis previstas en el inciso (A) subincisos (i) (uno) y (ii) (dos) de esta cláusula, LSG entregará a los Promitentes, dentro de los 90 (noventa) días naturales siguientes a la fecha en que los Promitentes se lo pidan por escrito, un reporte que describa todos los trabajos y obras llevados a cabo en los Lotes, limitado a cuestiones de hecho, exclusivamente, junto con copias de mapas que muestren la ubicación de muestras, copia de la bitácora de ensayes de barrenación, copia de los resultados de ensayes y otros datos técnicos compilados por LSG en relación con los Lotes, pero sin ninguna garantía de que el reporte, los mapas, ensayes y datos técnicos servirán para fin o propósito alguno y sin ninguna garantía de exactitud y completud.

9

CONSTITUCIÓN DE GARANTÍA PRENDARIA

(A) Si LSG decide ejercer la Opción y, a la fecha en que deba formalizarse y entregarse el Contrato Definitivo, la Concesión, cualquiera de los Convenios Relacionados o cualquiera de los Permisos se encuentra sujeto a algún Gravamen derivado de actos, omisiones, responsabilidades u obligaciones de los Promitentes, LSG podrá pagar las cantidades o cumplir las obligaciones o satisfacer las responsabilidades que hayan dado lugar a los Gravámenes de que se trate con cargo a las cantidades previstas en el inciso (C) de la cláusula 2 (dos) que aún no hayan sido pagadas a los Promitentes y, en su caso, pagar las cantidades que se adeuden o cumplir las obligaciones o satisfacer responsabilidades que deban pagarse, cumplirse o satisfacerse en exceso de dichas cantidades previstas en el inciso (C) de la cláusula 2 (dos), en cuyo caso la Opción se entenderá ejercida, y los Promitentes deberá pagar o reembolsar a LSG lo que ésta haya pagado o cumplido o satisfecho en exceso de dichas cantidades previstas en el inciso (C) de la cláusula 2 (dos), más intereses legales. Por cuenta de los Promitentes y a cargo de las cantidades previstas en el inciso (C) de la cláusula 2 (dos) también serán los gastos o erogaciones que LSG hiciera para pagar, cumplir o satisfacer las

cantidades, obligaciones o responsabilidades de los Promitentes en la situación prevista en este inciso, más intereses legales.

(B) Los Promitentes se obliga a reembolsar a LSG las cantidades que LSG ya haya pagado a los Promitentes de entre las previstas en los incisos (B) y (C) de la cláusula 2 (dos) de este contrato, más intereses legales, si, a la fecha en que el Contrato Definitivo deba formalizarse y entregarse, la Concesión o cualquiera de los Convenios Relacionados o cualquiera de los Permisos se encuentra sujeta a algún Gravamen derivado de actos, omisiones, responsabilidades u obligaciones de los Promitentes y por ese motivo LSG decide no formalizar y entregar el Contrato Definitivo, en cuyo caso la Opción se entenderá como no ejercida. Los Promitentes también pagará a LSG los gastos o erogaciones que LSG hiciera para documentar, notarizar y notificar su decisión de no formalizar y entregar el Contrato Definitivo en la situación prevista en este inciso, más intereses legales.

(C) Para asegurar el cumplimiento de las obligaciones que contrae en los incisos (A) y (B) de esta cláusula, de manera irrevocable los Promitentes constituyen en favor de LSG garantía prendaria en primer lugar y grado sobre la titularidad de las Concesiones y de los Convenios Relacionados. Esta garantía prendaria estará en vigor y obligará a los Promitentes y a terceras personas mientras la obligación garantizada y sus accesorios permanezcan sin pagarse o satisfacerse, **se inscribirá en el Registro Público de Minería** y de ella se hará especial anotación como lo previene la Ley Minera y su Reglamento.

(D) LSG no podrá hacer valer los derechos y privilegios prendarios que esta cláusula le otorga si previamente no concede a los Promitentes un plazo de 15 (quince) días naturales a fin de que los Promitentes, a su exclusivo costo, tomen las providencias y medidas que crea necesarias a fin de que los Gravámenes sean cancelados, nulificados, sobreseídos, terminados o de alguna otra manera privados de efectos legales, a menos que la espera perjudique o pueda perjudicar la posición o los derechos de LSG, a exclusivo juicio de ésta. Para ejercer los derechos que los Promitentes le otorgan por esta cláusula, LSG no estará obligado a esperar el resultado de acciones legales de cualquier tipo que los Promitentes emprendan ante los tribunales o el resultado de negociaciones, gestiones o discusiones cuya finalidad sea obtener la cancelación, liberación, anulación o privación de efectos por otro medio legal de cualquiera de los Gravámenes.

(E) Si LSG decide no ejercer la Opción, LSG entregará a los Promitentes la cancelación o el levantamiento de la garantía prendaria constituida por efecto de esta cláusula, dentro de los 15 (quince) días naturales siguientes a la fecha en que el aviso de no ejercicio de la Opción produzca efectos.

10

CONFIDENCIALIDAD

(A) Las partes mantendrán el contenido y la celebración de este contrato en absoluta confidencialidad y harán que sus accionistas, consejeros, funcionarios, apoderados, empleados y demás personas relacionadas con las mismas lo mantengan en absoluta confidencialidad, a menos que tengan que darlo a conocer **(i)** a las autoridades o funcionarios bursátiles, fiscales, administrativos, judiciales o arbitrales de conformidad con la ley, **(ii)** a bancos u otras entidades financieras o partes interesadas en financiar las obras y trabajos que LSG tenga derecho de ejecutar de conformidad con este contrato, **(iii)** a terceros de buena fe interesados en adquirir los derechos y obligaciones que a LSG derivan de este contrato, **(iv)** al público en general de conformidad con las leyes y reglas que rigen la colocación o venta de acciones o valores en mercados de valores mexicanos o del extranjero y **(v)** a los contadores y asesores de las partes, con sujeción a lo pactado en esta cláusula.

(B) No obstante lo previsto en el inciso inmediato anterior, las partes convienen que ninguna de ellas será responsable hacia la otra por revelación negligente o fraudulenta de información por cualquiera de sus accionistas, consejeros, funcionarios, apoderados, empleados y demás personas relacionadas con las mismas, si tal parte tomó medidas razonables para que a la información dicha se dé trato de confidencial y se mantenga como tal.

11

CONSENTIMIENTO CONYUGAL

La Señora Albelais y el Señor Arvizu otorgan sus respectivos consentimientos y autorizaciones irrevocables e incondicionales a los Promitentes **(i)** para que se obligue en los términos de este contrato, **(ii)** para que se obligue en los términos del Contrato Definitivo y **(iii)** para que, en conjunción con LSG, modifique cuantas veces crean conveniente tanto este contrato como el Contrato Definitivo, sin necesidad de que los Promitentes deba consultar previa o posteriormente a la Señora Albelais y/o al Señor Arvizu, ni obtener nuevamente su consentimiento o firma, para ninguno de esos propósitos.

12

OTRAS ESTIPULACIONES

(A) Este contrato sustituye, cancela, sobresee, termina y deja sin efectos cualesquiera convenios, cartas-convenios, contratos, cartas de intención y acuerdos de cualquier otro tipo celebrados en relación con la materia del mismo en fecha anterior a la fecha de celebración de éste. En lo particular, pero sin limitarse a él, sustituye, termina y deja sin efectos el llamado *CARTA CONVENIO* firmado por los Promitentes y por Little Squaw Gold Mining Company el día 23 de junio de 2007 en relación con la materia de este contrato, no inscrito en el Registro Público de Minería.

(B) Todas las obligaciones y compromisos asumidos por las partes están contenidos y comprendidos exclusivamente en este contrato. No hay acuerdos o entendimientos verbales previos o contemporáneos a la celebración de este contrato que obligue a las partes, en ningún sentido.

(C) Las partes convienen en que firmarán y entregarán a la otra parte cualesquiera otros documentos adicionales y tomarán cualesquiera acciones adicionales que sean necesarias para que los objetivos de este contrato sean alcanzados, y que en todos esos casos procederán con diligencia y oportunidad.

(D) Ninguna modificación, reforma o adición a este contrato será obligatoria ni ejecutable coactivamente si no consta por escrito y si no se firmare por todas las partes.

(E) Los títulos o encabezados que se utilizan en este contrato tienen como único propósito el facilitar su lectura, pero no determinan, afectan, restringen o amplían el alcance de los derechos y obligaciones que de este acuerdo de voluntades se derivan.

(F) "Días hábiles" para los efectos de este contrato serán los que no tengan el carácter de días de descanso obligatorio de conformidad con la Ley Federal del Trabajo mexicana. Cuando el último día de algún plazo señalado en este contrato para hacer algún pago o ejecutar alguna acción sea día de descanso obligatorio de conformidad con esa ley, el pago se hará o la acción se ejecutará el día hábil inmediato posterior. "Días naturales" para los efectos de este contrato serán todos los días del calendario regular. "Meses" en este contrato significa períodos de treinta días naturales cuando los mismos no empiecen a computarse a partir del día primero del mes de calendario de que se trate.

(G) En la negociación y celebración de este contrato no ha existido dolo, mala fe, violencia, ilicitud, lesión, error, temor reverencial, incapacidad ni ningún otro vicio que afecte la voluntad o el consentimiento de los contratantes.

(H) Las partes expresan terminantemente que no tienen acción de inexistencia, invalidez, nulidad o ineficacia de este contrato u otras similares tendentes a privarlo de efectos o a liberarlas de su obligatoriedad y que irrevocablemente renuncian a las que, en su caso, pudieran tener para obtener alguna de las declaratorias dichas.

(I) En particular, no hay lesión. Las contraprestaciones pactadas en este contrato son justas, equitativas y comerciales. No obstante lo anterior, las partes renuncian irrevocablemente a cualquier acción o derecho que, en su caso, tuvieran para demandar la inexistencia, nulidad, rescisión, ineficacia o privación de efectos legales de ese contrato por lesión objetiva o subjetiva o de cualquier otro tipo.

(J) Todos los consentimientos, autorizaciones, permisos, renuncias, anuencias, reconocimientos, confirmaciones y pactos dados y acordados en este contrato se entienden irrevocables, aún cuando en algún caso no se diga así expresamente.

(K) Las erogaciones que conforme a este contrato deban ser efectuadas por cualquiera de las partes se entenderán a su exclusivo cargo, es decir, sin que la parte que las haga tenga derecho de compensación, prorrateo, reembolso o devolución por algún otro concepto.

(L) Durante la discusión y aceptación de los términos, condiciones y cláusulas de este contrato y en el momento de su firma, ratificación y reconocimiento, las partes fueron asesoradas por sus propios abogados; éstos les explicaron debida y suficientemente el alcance y las consecuencias legales de su contenido.

(M) Los Promitentes y sus respectivos cónyuges reconocen la legal existencia y subsistencia de LSG, así como los nombramientos y los poderes y facultades de quien celebra este contrato en su representación, por haber tenido a la vista y analizado sus asesores legales los documentos que los acreditan.

(N) Siempre que en este contrato se hable de ratificación de firmas y reconocimiento de contenido o formalización por instrumento público se entenderá ratificación de firmas, reconocimiento y formalización ante fedatario público seleccionado por LSG, cuyos gastos y honorarios serán pagados por LSG.

13

DOMICILIOS

Todos los avisos, notificaciones o comunicaciones que se den o deban darse en relación con este contrato serán entregados, hechas o enviados por escrito a los siguientes domicilios:

(A) Si son para Los Promitentes y sus respectivos cónyuges:

1. Sra. Jassany Margarita Albelais Valenzuela
Ave. Obregón 303
Colonia Mirasol
Magdalena de Kino, Sonora 84160

2. Sr. Cesar Octavio Boido Albelais
Escobedo 301-E
Colonia Mirasol
Magdalena de Kino, Sonora 84160

(B) Si son para LSG:

Bulevar Hidalgo 64
Colonia Centenario
Hermosillo, Sonora 83260

Con copia para Eduardo Robles Elías, en el mismo domicilio.

(C) A menos que en este contrato se disponga otra cosa, los avisos y comunicaciones se entenderán efectivos el día hábil siguiente a aquellos en que hubieran sido fehacientemente recibidos en los respectivos domicilios antes señalados, independientemente de si son real y efectivamente recibidos por el destinatario. Si se empleare el correo, los avisos y comunicaciones siempre se enviarán por correo certificado con acuse de recibo.

(D) Los avisos, notificaciones o comunicaciones podrán ser entregados o hechos a quien se dirijan en cualquier lugar en que el destinatario o su apoderado o representante con facultades suficientes se encuentre, aunque no sea el domicilio señalado en esta cláusula, y los avisos, notificaciones o comunicaciones así entregados tendrán el mismo valor y eficacia que si hubieran sido entregados en el domicilio señalado en esta cláusula.

(E) Bastará que los avisos y comunicaciones se den o entreguen a los Promitentes para que automáticamente se entiendan dados o entregados a sus respectivos cónyuges, quienes renuncian de manera expresa a cualquier derecho que, en su caso, podrían tener de ser avisada o comunicada de manera personal. LSG, empero, podrá optar por dar o entregar esos avisos y comunicaciones directamente a la Señora Albelais y/o al Señor Arvizu.

(F) Las notificaciones judiciales se harán en el lugar y se entenderán efectivas donde y cuando y en las condiciones que prevea la ley.

(G) Mientras las partes no señalen domicilio diferente del señalado en esta cláusula, los avisos, notificaciones y comunicaciones que respectivamente se les den, hagan o envíen al domicilio señalado en esta cláusula, producirán plenos efectos, aún cuando efectiva y realmente ya no tengan su domicilio en el señalado en esta cláusula. Los avisos de cambio de domicilio producirán efectos el décimo quinto natural siguiente a la fecha en que los avisos tales produzcan efectos de conformidad con esta cláusula. Todo nuevo domicilio de los Promitentes o de la Señora Albelais o del Señor Arvizu señalado para los fines y propósitos de esta cláusula deberá estar ubicado en el Estado de Sonora y deberá ser preciso en relación con la calle, el número de casa o edificio, el número o letra interior (en su caso), la colonia o fraccionamiento, la ciudad y su código postal.

CA

RB

J.M.A.V.

Q.D

14

CONTROVERSIAS O DIFERENCIAS Y DERECHO APLICABLE

(A) Las partes se someten a la jurisdicción y competencia exclusivas de los tribunales de Hermosillo, Sonora, para que los mismos conozcan y resuelvan sobre cualquier acción, medida o petición legal cuya causa directa o indirecta lo sea este contrato, incluyendo, sin limitarse a ellas, aquellas que se relacionen con su existencia, validez, interpretación y cumplimiento, y de manera clara, expresa y precisa renuncian a la jurisdicción y competencia de otros jueces o tribunales que pudieran corresponderles por razón de domicilio, ubicación de la administración o del principal establecimiento de negocios de las partes, contactos con otras jurisdicciones o doctrinas o principios similares, materia de este contrato, territorio o por cualesquiera otros motivos, causas o circunstancias, presentes o futuras.

(B) El derecho mexicano regirá todas las controversias que surjan en relación con la existencia, validez, interpretación y cumplimiento de este contrato y con las obligaciones y responsabilidades de las partes, incluyendo su ejecución forzosa, con exclusión de las normas de ese derecho que establezcan una jurisdicción o competencia diferente de la pactada en el inciso inmediato anterior y con exclusión de las normas de ese derecho que establezcan la sujeción de este contrato a orden jurídico diferente del mexicano.

Bien informadas del alcance y contenido legales de este contrato, las partes lo firman de plena conformidad y lo hacen obligatorio en todo respecto legal en cuatro ejemplares, cada uno de los cuales se considerará un original y tendrá el mismo valor y eficacia, en Hermosillo, Sonora, el día 13 de noviembre de 2007 (dos mil siete).

Los Promitentes:

Jassany M. Albelais V.

César Octavio Albelais Boido | **Jassany Margarita Albelais Valenzuela**

Para otorgar sus respectivos consentimientos conyugales:

Yolanda de Albelais | Carlos Damian Arvizu Romero

Delfina Yolanda Leon Reyes | **Carlos Damian Arvizu Romero**

LSG:

Rodney Alan Blakestad

Minera LSG S.A. de C.V.
representada por Rodney Alan Blakestad

Juan José Duarte Bravo,
traductor de Rodney Alan Blakestad

Carlos Lorenzo Albelais Boido,
testigo

María Cecilia Rivera Chiapa,
testigo

R.J.M.A.V.

Anexo "A"

al Contrato de promesa unilateral de venta, de exploración y de constitución de garantía prendaria sobre titularidad de concesión minera, celebrado entre César Octavio Albelais Boido y Jassany Margarita Albelais Valenzuela, con el consentimiento de sus cónyuges, por una parte, y Minera LSG S.A. de C.V., por la otra parte, en Hermosillo, Sonora, el 23 de octubre de 2007 (dos mil siete).

[SIN ANEXO POR ACUERDO DE LAS PARTES, YA QUE NO EXISTEN "CONVENIOS RELACIONADOS".]

Anexo "B"

al Contrato de promesa unilateral de venta, de exploración y de constitución de garantía prendaria sobre titularidad de concesión minera, celebrado entre César Octavio Albelais Boido y Jassany Margarita Albelais Valenzuela, con el consentimiento de sus cónyuges, por una parte, y Minera LSG S.A. de C.V., por la otra parte, en Hermosillo, Sonora, el 23 de octubre de 2007 (dos mil siete).

[SIN ANEXO POR ACUERDO DE LAS PARTES, YA QUE NO EXISTEN "PERMISOS".]

Anexo "C"
al Contrato de promesa unilateral de venta, de exploración
y de constitución de garantía prendaria sobre titularidad de concesión minera, celebrado entre César Octavio Albelais Boido y Jassany Margarita Albelais Valenzuela, con el consentimiento de sus cónyuges, por una parte, y Minera LSG S.A. de C.V., por la otra parte, en Hermosillo, Sonora, el 23 de octubre de 2007 (dos mil siete).

"Erogaciones" significará, sin duplicación, todos los costos, gastos, obligaciones y responsabilidades de cualquier clase o naturaleza efectiva y directamente incurridos por LSG en relación con la exploración y desarrollo de los Lotes y en el área ubicada dentro de un radio de 200 (doscientos) metros, contados partir de los límites exteriores de los Lotes, incluyendo cantidades pagadas a dependencias gubernamentales por concepto de permisos relacionados con los Lotes, todos los costos y pagos relacionados con la obtención de derechos de acceso y superficiarios para explorar y desarrollar los Lotes, para mantener los Lotes en vigor mediante la ejecución de obras y trabajos mineros y su comprobación, con estudios geofísicos, geoquímicos y geológicos, con perforaciones, construcción de galerones y todo otro tipo de trabajo subterráneo, con ensayos y pruebas metalúrgicas y trabajos ingenieriles, con la adquisición de Instalaciones, con el pago de honorarios, sueldos, salarios, gastos de viaje y prestaciones laborales (requeridas o no por la ley) para todas las personas involucradas en trabajos con respecto y en beneficio de los Lotes, con el pago de alimentos, alojamiento y otras necesidades razonables de dichas personas, e incluyendo todos los costos a tarifas finales de mercado para todo personal o funcionarios o consultores de LSG que de tiempo en tiempo sean contratados para trabajar directamente en los Lotes, entendiéndose que dichas tarifas serán consistentes con los estándares en la industria.

"Instalaciones" significará todas las minas y plantas, incluyendo, pero sin limitarse a ellas, todas las excavaciones, pozos, túneles de acarreo y otras obras subterráneas, y todos los edificios, plantas y otras estructuras, accesorios y mejoras, y toda otra clase de bienes, adheridos o movibles, en la condición en que los mismos puedan existir en cualquier momento en o sobre los Lotes o fuera de los Lotes si son para el beneficio exclusivo de los Lotes.

Anexo "D"

al Contrato de promesa unilateral de venta, de exploración y de constitución de garantía prendaria sobre titularidad de concesión minera, celebrado entre César Octavio Albelais Boido y Jassany Margarita Albelais Valenzuela, con el consentimiento de sus cónyuges, por una parte, y Minera LSG S.A. de C.V., por la otra parte, en Hermosillo, Sonora, el 23 de octubre de 2007 (dos mil siete).

REGALÍA SOBRE INGRESOS NETOS DE FUNDICIÓN

1) La regalía será del 1.25% (uno punto veinticinco por ciento) de los Ingresos Netos de Fundición (definidos más adelante), y será pagada a Los Promitentes con sujeción a las estipulaciones contenidas en este anexo "B".
2) El Ingreso Neto de Fundición será calculado sobre la base de trimestres de calendario y será igual al Ingreso Bruto (definido más adelante) menos las Deducciones Permisibles (definidas más adelante) correspondientes a cada trimestre.
3) En este anexo las siguientes palabras tendrán los siguientes significados:
   i) "Ingreso Bruto" significa la suma de los siguientes ingresos (sin duplicación) recibidos por LSG en cada período trimestral:
      (1) el ingreso proveniente de ventas de Productos Minerales hechas a compradores no vinculados con LSG por vínculos societarios;
      (2) el precio justo de mercado de todos los Productos Minerales vendidos a compradores vinculados con LSG por vínculos societarios; y
      (3) cualesquiera ingresos provenientes de seguros sobre Productos Minerales;
   ii) "Productos Minerales" significa todas las menas, concentrados, minerales y productos refinados o semirefinados extraídos o producidos a partir de sustancias extraídas de los Lotes Los Promitentes;
   iii) "Deducciones Permisibles" significa la suma de los siguientes cargos (sin duplicación) que sean pagados con relación a los Lotes durante cada período trimestral:
      (1) cargos u honorarios de venta provenientes de cualquier agente de ventas en relación con la venta de Productos Minerales,
      (2) costos y gastos de transportación de Productos Minerales desde los Lotes al lugar de beneficiación, procesamiento o tratamiento y de allí al lugar de entrega de los Productos Minerales a algún comprador de los mismos, incluyendo gastos de envió o remisión, fleteo, manejo y expedición,
      (3) todos los costos, gastos y cargos de cualquier naturaleza que sean pagados o incurridos en relación con el refinamiento o beneficiación de Productos Minerales, incluyendo todos los cargos y costos de fundición o refinación y todos los cargos y costos de pesado, muestreo, ensaye, representación y almacenamiento, y cualesquiera cargos y costos de arbitraje, y cualesquiera sanciones cargadas o cobradas por el procesador, refinador o fundidor, pero sin incluir cargos o costos de minado, molienda o concentración pagados o incurridos con respecto a Productos Minerales, y
      (4) todo tipo de seguros contratados en relación con Productos Minerales;
   iv) "Lotes" tiene el significado que se le atribuye al término en el contrato al cual se agrega al presente anexo "D".

4) Para mayor certeza, y sin limitar la generalidad de lo estipulado antes, todos los cargos y gastos deducidos por un comprador sin vínculos societarios con LSG de mena o concentrados, por concepto de fundición, tratamiento, manejo, refinamiento, almacenaje o cualesquiera otras operaciones o servicios relacionados con los Productos Minerales que se hagan u ocurran después del momento de la venta serán considerados deducciones legítimas para calcular la cantidad de Ingreso Neto de Fundición.

5) La regalía será calculada y pagada dentro de los 60 (sesenta) días naturales siguientes a la terminación de cada trimestre de calendario. Conjuntamente con el pago respectivo, LSG entregará a los Promitentes la liquidación del fundidor, de haberla, y un informe ("el Informe") que especifique con suficiente detalle la forma en que el pago fue calculado.

6) Si las cantidades finales requeridas para llevar a cabo el cálculo de la regalía no estuviere disponible dentro del plazo referido en el numeral 5 (cinco) de este anexo "B", LSG estimará cantidades provisionales y pagará la regalía en base a dichos cálculos provisionales. Ajustes positivos o negativos serán hechos al pago de la regalía del trimestre o trimestres siguientes.

7) Sujeto a los ajustes previstos en este anexo "B", todos los pagos de regalías se considerarán finales y en completo cumplimiento de todas las obligaciones de LSG en relación con los mismos, a menos que los Promitentes, dentro de los 60 (sesenta) días naturales siguientes a la recepción del respectivo Informe por los Promitentes, entregue a LSG aviso por escrito ("Aviso de Objeción") que describa y explicite alguna objeción específica en relación con la forma en que fue calculado. Si los Promitentes objetan un Informe específico como se prevé en este numeral, los Promitentes, durante un plazo de 60 (sesenta) días naturales contados a partir de la recepción de dicho Aviso de Objeción por LSG, tendrán el derecho, previo aviso entregado a LSG con anticipación razonable, de hacer que en horas razonables la contabilidad y registros de LSG relativos al cálculo de la regalía en cuestión sean auditados por los auditores de los Promitentes. Si dicha auditoría determina que ha habido una deficiencia o un exceso en el pago hecho a los Promitentes, dicha deficiencia o exceso será resuelto ajustando el pago de la regalía correspondiente al trimestre o trimestre siguientes que deba pagarse de conformidad con este anexo. Los Promitentes pagará todos los costos y gastos de dicha auditoría, a menos que se determine que existe una deficiencia del 5% (cinco por ciento) o más con respecto al monto adeudado. LSG pagará todos los costos y gastos de dicha auditoría si se determina que existe una deficiencia del 5% (cinco por ciento) o más con respecto al monto adeudado. Todos los libros y registros usados y conservados por LSG para calcular la regalía que se deba de conformidad con este anexo serán llevados de acuerdo a los principios de contabilidad generalmente aceptados en México. La omisión por parte de los Promitentes de hacer alguna reclamación por ajuste a LSG dentro del referido plazo de 60 (sesenta) días naturales mediante la entrega de un Aviso de Objeción establecerá concluyentemente la corrección y suficiencia del Informe y los pagos de regalía por el trimestre en cuestión, y precluirá para siempre el derecho de los Promitentes de presentar objeciones al mismo y de presentar reclamaciones o peticiones de ajustes en relación con el Informe dicho.

------- En Magdalena de Kino, Sonora, a los 13 (trece) días de noviembre de 2007 (dos mil siete), ante el suscrito licenciado **Francisco Alfonso Corella Zamudio**, titular de la Notaría Pública número 8 (ocho) en el Estado, con residencia en Magdalena de Kino, Sonora, y en ejercicio en esta demarcación notarial, **COMPARECIERON:**-------------------

------- **CESAR OCTAVIO ALBELAIS BOIDO,** quien manifestó ser mexicano, casado, de ocupación minero, originario de Magdalena de Kino, Sonora, donde nació el 2 (dos) de febrero de 1961 (mil novecientos sesenta y uno), y tener su domicilio en Escobedo número 301-E (trescientos uno guión letra "E"), Colonia Mirasol de Magdalena de Kino, Sonora, C.P. 84,160 (ochenta y cuatro mil ciento sesenta) y se identificó con su credencial para votar con número de folio 075292953 (cero siete cinco dos nueve dos nueve cinco tres); **DELFINA YOLANDA LEÓN REYES**, quien manifestó ser mexicana, casada, dedicada al hogar, haber nacido en Magdalena de Kino, Sonora, el 11 (once) de abril de 1960 (mil novecientos sesenta) en Magdalena de Kino, Sonora, y tener su domicilio en Escobedo número 301-E (trescientos uno guión letra "E"), Colonia Mirasol de Magdalena de Kino, Sonora, C.P. 84,160 (ochenta y cuatro mil ciento sesenta), y se identificó con su credencial para votar con número de folio 44537310 (cuatro cuatro cinco tres siete tres diez); **JASSANY MARGARITA ALBELAIS VALENZUELA**, quién manifestó ser mexicana, casada, ama de casa, haber nacido en Magdalena de Kino, Sonora, el 29 (veintinueve) de octubre de 1977 (setenta y siete), y tener su domicilio en Avenida Obregón número 303 (trescientos tres), Colonia Mirasol de Magdalena de Kino, Sonora, C.P. 84,160 (ochenta y cuatro mil ciento sesenta) y se identificó con credencial para votar con número de folio 68991181 (seis, ocho, nueve, nueve, uno, uno, ocho, uno); **CARLOS DAMIÁN ARVIZU ROMERO**, quien manifestó ser mexicano, casado, de ocupación comerciante, y haber nacido en Magdalena de Kino, Sonora, el 9 (nueve) de octubre de 1978 (mil novecientos setenta y ocho), y tener su domicilio en Avenida Obregón número 303 (trescientos tres), Colonia Mirasol de Magdalena de Kino, Sonora, C.P. 84,160 (ochenta y cuatro mil ciento sesenta) y se identificó con credencial para votar con número de folio 105717610 (uno, cero, cinco, siete, uno, siete, seis, uno, cero); y **RODNEY ALAN BLAKESTAD**, Apoderado General de **MINERA LSG SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE**, quien manifestó ser de nacionalidad estadounidense, haber nacido en Jonesboro, Arkansas, Estados Unidos de América, el 4 (cuatro) de noviembre de 1948 (mil novecientos cuarenta y ocho), de ocupación geólogo, tener su domicilio en 1602 (mil seiscientos dos) West, Placita Sin Neve, Sahuarita, Arizona, Estados Unidos, y **DIJERON:**-

------------ **RATIFICACIÓN DE FIRMA Y RECONOCIMIENTO DE CONTENIDO**---------

------ Que comparecen ante la fe del suscrito notario público a reconocer en todas y cada una de sus partes el contenido del *Contrato de promesa unilateral de venta, de exploración y de constitución de garantía prendaria sobre titularidad de concesiones mineras* anexo, celebrado entre **César Octavio Albelais Boido**, con el consentimiento de su cónyuge, la señora **Delfina Yolanda León Reyes**, y **Jassany Margarita Albelais Valenzuela** con el consentimiento de su cónyuge **Carlos Damián Arvizu Romero** por una parte, y **Minera LSG Sociedad Anónima de Capital Variable**, representada por **Rodney Alan Blakestad**, por la otra, el día 13 (trece) de noviembre del 2007 (dos mil siete), que consta de 35 (treinta y cinco) hojas tamaño carta utilizadas solo por su anverso, y a ratificar la firma con que lo suscriben, que reconocen como suyas y de su

puño y letra.--

--**PODERES**--

------- **Cesar Octavio Albelais Boido**, con el consentimiento de su cónyuge, la señora **Delfina Yolanda León Reyes**, y **Jassany Margarita Albelais Valenzuela** con el consentimiento de su cónyuge **Carlos Damián Arvizu Romero,** ante la fe del suscrito notario público otorgan un poder especial irrevocable para actos de administración y un poder especial irrevocable para actos de dominio a Eduardo Robles Elías, Juan José Duarte Bravo, Iván Moreno Torrescano y José Joaquín Cabrera Ochoa, en los términos especificados en el inciso **"G", de la cláusula 2 (dos),** del contrato referido en el párrafo anterior, que se tiene aquí como íntegramente reproducido.-----------------------------------

----------------**REPRESENTACIÓN Y EXISTENCIA DE LA MANDANTE**--------------

------- **Rodney Alan Blakestad** manifestó que su representada **Minera LSG Sociedad Anónima de Capital Variable** es una persona moral existente constituida conforme a las leyes de los Estados Unidos Mexicanos, y que las facultades con que comparece representándola no le han sido revocadas, limitadas o modificadas. Para acreditar su personalidad, me exhibió la escritura pública número 65,912 (sesenta y cinco mil novecientos doce), Volumen 1,604 (mil seiscientos cuatro), otorgada en Hermosillo, Sonora, el día 20 (veinte) del mes de octubre de 2007 (dos mil siete), ante el licenciado Francisco Javier Cabrera Fernández, notario público suplente número 11 (once), con residencia en Hermosillo, Sonora, y en ejercicio en esta demarcación notarial, en trámite de inscripción en el Registro Público de Comercio de Hermosillo, Sonora, por la cual la sociedad fue constituida y de la cual transcribo lo conducente a esta leyenda de ratificación de firmas y reconocimiento de contenido, de conformidad con el artículo 83 (ochenta y tres) del Reglamento de la Ley Minera: ARTICULO SEGUNDO. OBJETO.- LA SOCIEDAD TENDRÁ POR OBJETO EL DEDICARSE A LA INDUSTRIA MINERO-METALÚRGICA EN GENERAL Y POR TANTO, ESTARÁ CAPACITADA PARA REALIZAR TODOS LOS ACTOS QUE SEAN CONDUCENTES PARA LA REALIZACIÓN DE ESTE OBJETO, TALES COMO: 1.- ADQUIRIR CONCESIONES MINERAS DE EXPLORACIÓN Y EXPLOTACIÓN O DERECHOS CONTRACTUALES A LA EXPLORACIÓN Y EXPLOTACIÓN Y EXPLOTACIÓN DE CUALESQUIERA MINERALES, ASÍ COMO ENAJENAR, GRAVAR O EN CUALQUIER OTRA FORMA DISPONER DE TALES CONCESIONES Y DERECHOS Y DE LOS DERECHOS DERIVADOS DE LOS MISMOS. TRANSITORIOS. SEGUNDO.- LAS COMPARECIENTES ACUERDAN LAS SIGUIENTES RESOLUCIONES: III.- DESIGNAR APODERADO DE LA SOCIEDAD AL SEÑOR RODNEY ALAN BLAKESTAD, QUIEN GOZARÁ DE LAS SIGUIENTES FACULTADES: A.- PODER GENERAL PARA PLEITOS Y COBRANZAS CON TODAS LAS FACULTADES GENERALES Y AÚN CON LAS ESPECIALES QUE DE ACUERDO CON LA LEY REQUIERAN PODER O CLÁUSULA ESPECIAL, PERO SIN QUE SE COMPRENDA LA FACULTAD DEHACER CESIÓN DE BIENES, EN LOS TÉRMINOS DEL PÁRRAFO PRIMERO DEL ARTÍCULO DOS MIL QUINIENTOS CINCUENTA Y CUATRO Y DEL ARTÍCULO DOS MIL QUINIENTOS OCHENTA Y SIETE DEL CÓDIGO CIVIL FEDERAL Y SUS CORRELATIVOS DE LOS DEMÁS ESTADOS DE LA REPÚBLICA MEXICANA Y DEL DISTRITO FEDERAL, DE MANERA ENUNCIATIVA Y NO LIMITATIVA SE MENCIONAN ENTRE OTRAS FACULTADES LAS SIGUIENTES: I) PARA INTENTAR Y DESISTIRSE DE TODA CLASE DE PROCEDIMIENTOS, INCLUSIVE AMPARO.- II) PARA TRANSIGIR. III) PARA COMPROMETER EN ÁRBITROS. IV) PARA ABSOLVER Y ARTICULAR POSICIONES. V) PARA RECUSAR. VI) PARA RECIBIR PAGOS. VII) PARA PRESENTAR DENUNCIAS Y QUERELLAS EN MATERIA PENAL Y PARA DESISTIRSE DE ELLAS CUANDO LO PERMITA LA LEY. B.- PODER GENERAL PARA ACTOS DE ADMINISTRACIÓN, CON TODAS LAS FACULTADES GENERALES Y AÚN LAS ESPECIALES QUE REQUIEREN PODER O CLÁUSULA ESPECIAL CONFORME A LA LEY, SIN LIMITACIÓN ALGUNA Y CON LA AMPLITUD A QUE SE CONTRAE EL SEGUNDO PÁRRAFO DEL ARTÍCULO DOS MIL QUINIENTOS CINCUENTA Y CUATRO DEL CÓDIGO CIVIL FEDERAL Y SUS CORRELATIVOS EN LOS DEMAS ESTADOS DE LA REPÚBLICA MEXICANA Y DEL DISTRITO FEDERAL. C.- PODER GENERAL PARA ACTOS DE ADMINISTRACIÓN Y PLEITOS Y COBRANZAS EN MATERIA LABORAL EN LOS

TÉRMINOS DEL SEGUNDO PÁRRAFO DEL ARTÍCULO DOS MIL QUINIENTOS CINCUENTA Y CUATRO DEL CÓDIGO CIVIL FEDERAL Y SUS CORRELATIVOS DEL CÓDIGO CIVIL PARA EL DISTRITO FEDERAL Y LAS DEMÁS ENTIDADES FEDERATIVAS DE LA REPÚBLICA MEXICANA DE UNA MANERA ENUNCIATIVA Y NO LIMITATIVA, EL APODERADO PODRÁ: I) DIRIGIR EN NOMBRE DE LA SOCIEDAD LAS RELACIONES OBRERO-PATRONALES DE ÉSTA ÚLTIMA EN EL SENTIDO MÁS AMPLIO QUE EN DERECHO CORRESPONDA, TAL COMO, D UNA MANERA ENUNCIATIVA Y NO LIMITATIVA: I) EL RECLUTAMIENTO, SELECCIÓN CONTRATACIÓN, INDUCCIÓN, CAPACITACIÓN, ADIESTRAMIENTO Y AMONESTACIÓN DE PERSONAL. II) LA SUSPENSIÓN Y RESCISIÓN DE RELACIONES INDIVIDUALES DE TRABAJO. III) LA NEGOCIACIÓN, FIRMA Y ADMINISTRACIÓN DE CONTRATOS COLECTIVOS Y REGLAMENTOS INTERIORES DE TRABAJO, Y IV) FORMAR PARTE DE LAS COMISIONES MIXTAS DE HIGIENE Y SEGURIDAD INDUSTRIAL, DE CAPACITACIÓN Y ADIESTRAMIENTO O DE CUALQUIER OTRO TIPO DE COMISIONES MIXTAS QUE SE LLEGUEN A INTEGRAR CON MOTIVO DE LAS RELACIONES OBRERO-PATRONALES. II) ATENDER CON ATRIBUCIONES DE GERENTE TODOS LOS ACTOS DE CARÁCTER LABORAL INHERENTES A LA SOCIEDAD, FACULTÁNDOSELE EN GENERAL PARA QUE REPRESENTE A LA SOCIEDAD EN SUS RELACIONES OBRERO-PATRONALES Y ESPECÍFICAMENTE, DE UNA MANERA ENUNCIATIVA Y NO LIMITATIVA, PARA QUE: I) INTERVENGA EN TODO CONFLICTO INDIVIDUAL O COLECTIVO DE TRABAJO, Y II) EJERCITE LAS ACCIONES Y HAGA VALER TODOS LOS DERECHOS QUE CORRESPONDAN A ALA SOCIEDAD. III) CELEBRAR CONTRATOS DE TRABAJO Y RESCIENDIRLOS. IV) ACTUAR COMO REPRESENTANTE LEGAL DE LA SOCIEDAD: I) ANTE LOS SINDICATOS CON LOS CUALES ESTÉN CELEBRADOS CONTRATOS COLECTIVOS DE TRABAJO, Y II) PARA TODOS LOS EFECTOS DE CONFLICTOS INDIVIDUALES.---V) PROPONER ARREGLOS CONCILIATORIOS, CELEBRAR TRANSACCIONES, TMAR TODA CLASE DE DECISIONES Y NEGOCIAR Y SUSCRIBIR CONVENIOS LABORALES. ---VI) ACTUAR COMO REPRESENTANTE DE LA SOCIEDAD EN CALIDAD DE ADMINISTRADORES RESPECTO A TODA CLASE DE JUICIOS O PROCEDIMIENTOS DE TRABAJO QUE SE TRAMIETEN ANTE CUALQUIER AUTORIDAD TAL COMO EL INSTITUTO MEXICANO DEL SEGURO SOCIAL, INSTITUTO DEL FONDO NACIONAL DE LA VIVIENDA PARA LOS TRABAJADORES Y DEMÁS DEPENDENCIAS DEL GOBIERNO FEDERL, ESTATAL O MUNICIPAL QUE TENGAN O PUDIERAN TENER COMPETENCIA PARA VENTILAR ASUNTOS RELACIONADOS CON LA LEY FEDERAL DEL TRABAJO.---VII) LLEVAR LA REPRESENTACIÓN PATRONAL DE LA SOCIEDAD PARA EFECTOS DE LOS ARTÍCULOS ONCE, CUARENTA Y SEIS Y CUARENTA Y SIETE DE LA LEY FEDERAL DEL TRABAJO Y TAMBIÉN LA REPRESENTACIÓN LEGAL DE LA SOCIEDAD, PARA LOS EFECTOS DE ACREDITAR LA PERSONALIDAD Y CAPACIDAD EN JUICIO O FUERA DE ÉL EN LOS TÉRMINOS DEL ARTÍCULO SEISCIENTOS NOVENTA Y DOS FRACCIONES I Y II DE LA LEY FEDERAL DEL TRABAJO, DE LOS ARTÍCULOS CIENTO CUARENTA Y CINCO Y CIENTO CUARENTA Y SEIS DE LA LEY GENERAL DE SOCIEDADES MERCANTILES Y DE LAS DISPOSICIONES DE LAS DEMAS LEYES U ORDENAMIENTOS ESPECIALES, YA SEA DE CARÁCTER FEDERAL, ESTATAL O LOCAL QUE SEAN APLICABLES.---VIII) SEÑALAR DOMICILIOS PARA OÍR NOTIFICACIONES EN LOS TÉRMINOS DEL ARTÍCULO OCHOSCIENTOS SESENTA Y SEIS DE LA LEY FEDERAL DEL TRABAJO.---IX) COMPARECER CON TODA LA REPRESENTACIÓN LEGAL BASTANTE Y SUFICIENTE, PARA ACUDIR A LA AUDIENCIA A QUE SE REFIERE EL ARTÍCULO OCHOCIENTOS SETENTA Y TRES DE LA LEY FEDERAL DEL TRABAJO EN SUS TRES FASES DE CONCILIACIÓN, DE DEMANDA Y EXCEPCIONES Y DE OFRECIMIENTO Y ADMISIÓN DE PRUEBAS, EN LOS TÉRMINOS DE LOS ARTÍCULOS OCHOCIENTOS SETENTA Y CINCO, OCHOCIENTOS SETENTA Y SEIS, FRACCIONESS I Y VI, OCHOCIENTOS SETENTA Y SIETE, OCHOCIENTOS SETENTA Y OCHO, OCHOCIENTOS SETENTA Y NUEVE Y OCHOCIENTOS OCHENTA DE LA CITADA LEY.--- X) ACUDIR A LA AUDIENCIA DE DESAHOGO DE PRUEBAS, EN LOS TÉRMINOS DE LOS ARTÍCULOS OCHOCIENTOS SETENTA Y TRES Y OCHOCIENTOS SETENTA Y CUATRO DE LA LEY FEDERAL DEL TRABAJO.---XI) DESAHOGAR LA PRUEBA CONFESIONAL EN LOS TÉRMINOS DE LOS ARTÍCULOS SETECIENTOS OCHENTA Y CINCO Y SETECIENTOS OCHENTA Y OCHO DE LA LEY FEDERAL DEL TRABAJO, CON FACULTADES PARA ABSOLVER Y ARTICULAR POSICIONES. ---D.- PODER GENERAL PARA OTORGAR, SUSCRIBIR, ENDOSAR Y AVALAR TÍTULOS DE CRÉDITO, EN LOS TÉRMINOS DEL ARTÍCULO NOVENO DE LA LEY GENERAL DE TÍTULOS Y OPERACIONES DE CRÉDITO. EL APODERADO NOMBRADO

EJERCITARÁ LAS FACULTADES A QUE ALUDEN LOS INCISOS ANTERIORES, ANTE PARTICULARES Y ANTE TODA CLASE DE AUTORIDADES ADMINISTRATIVAS O JUDICIALES, LOCALES O FEDERALES Y ANTE LAS JUNTAS DE CONCILIACIÓN Y ARBITRAJE, LOCALES O FEDERALES Y AUTORIDADES DEL TRABAJO, PUDIENDO FIRMAR TODOS LOS DOCUMENTOS PÚBLICOS O PRIVADOS QUE SEAN NECESARIOS O CONVENIENTES PARA EL CABAL CUMPLIMIENTO DEL PRESENTE PODER.---E.- FACULTAD PARA OTORGAR PODERES GENERALES O ESPECIALES Y PARA REVOCAR UNOS Y OTROS."---

------- En atención al documento descrito en los párrafos anteriores, el cual tuve a la vista, doy fe de que el compareciente tiene en efecto, facultades para celebrar el contrato cuyo contenido reconoce y ratifica.---

------- Como traductor de **Rodney Alan Blakestad** compareció **Juan José Duarte Bravo**, quien bajo protesta de decir verdad manifestó ser mexicano, casado, abogado, haber nacido en Magdalena de Kino, Sonora, el 23 (veintitrés) de octubre de 2007 (dos mil siete), y tener su domicilio convencional en Bulevar Hidalgo número 64 (sesenta y cuatro), Colonia Centenario, de Hemosillo, Sonora.---

--------------**LEGAL ESTANCIA EN EL PAIS DE RODNEY ALAN BLAKESTAD**------------

------ Para acreditar su legal estancia en el país el compareciente **Rodney Alan Blakestad** me exhibió la forma migratoria cuya copia se anexa a esta ratificación.----------

---**INSERCIÓN**---

------- Artículo 2,554 (dos mil quinientos cincuenta y cuatro) del Código Civil Federal, idéntico al artículo 2,831 (dos mil ochocientos treinta y uno) del Código Civil para el Estado de Sonora: En todos los poderes generales para pleitos y cobranzas, bastará que se diga que se otorgan con todas las facultades generales y las especiales que requieran cláusula especial conforme a la ley, para que se entiendan conferidos sin limitación alguna. En los poderes generales para administrar bienes, bastará expresar que se dan con ese carácter, para que el apoderado tenga toda clase de facultades administrativas. En los poderes generales, para ejercer actos de dominio, bastará que se den con ese carácter para que el apoderado tenga todas las facultades de dueño, tanto en lo relativo a bienes, como para hacer toda clase de gestiones a fin de defenderlos. Cuando se quisieren limitar, en los tres casos antes mencionados, las facultades de los apoderados, se consignarán las limitaciones, o los poderes serán especiales. Los notarios insertarán este artículo en los testimonios de los poderes que otorguen. Artículo 2,587 (dos mil quinientos ochenta y siete) del Código Civil Federal, idéntico al artículo 2,868 (dos mil ochocientos sesenta y ocho) del Código Civil para el Estado de Sonora: El procurador no necesita poder o cláusula especial, sino en los casos siguientes: I. Para desistirse; II. Para transigir; III Para comprometer en árbitros; IV. Para absolver y articular posiciones; V. Para hacer cesión de bienes; VI. Para recusar; VII. Para recibir pagos; VIII. Para los demás actos que expresamente determine la ley. Cuando en los poderes generales se desee conferir alguna o algunas de las facultades acabadas de enumerar, se observará lo dispuesto en el párrafo primero del artículo 2,554 (dos mil quinientos cincuenta y cuatro).-

------- Para efectos de la ratificación y otorgamiento de poder que se consigna en este documento comparecieron como testigos: **CARLOS LORENZO ALBELAIS BOIDO**, quien manifestó ser mexicano por nacimiento, soltero por divorcio, Comerciante, originario de Magdalena de Kino, Sonora, en donde nació el 10 (diez) de Agosto de 1954 (mil novecientos cincuenta y cuatro) y con domicilio en Ruíz Cortínez número 205 (doscientos cinco), Colonia San Felipe de Magdalena de Kino, Sonora, identificándose con licencia de chofer número 4600NC0003392 , y **MARÍA CECILIA RIVERA CHIAPA**, casada, Secretaria, originaria de Magdalena de Kino, Sonora, en donde nació el 19 (diecinueve) de Noviembre de 1944 (mil novecientos cuarenta y cuatro) y con domicilio en Morelos

número 609 (seiscientos nueve) Poniente, Colonia Centro de Magdalena de Kino, Sonora, identificándose con su credencial para votar con fotografía, folio 013123120702.----------

-------------------------------**DOCUMENTOS ANEXOS**-------------------------------

--- Anexo a esta leyenda de ratificación los siguientes documentos: **(a)** Contrato materia de este instrumento de ratificación y de reconocimiento de firma; **(b)** Copia de las credenciales para votar con fotografía de los comparecientes, de los testigos y del traductor; y **(c)** Copia del pasaporte y del documento migratorio de **Rodney Alan Blakestad**.---

------- El suscrito notario público hago constar bajo mi fe, para todos los efectos legales a que haya lugar:---

-------**1.** Que me aseguré de la identidad de los comparecientes quienes se identificaron con credencial para votar con fotografía, a excepción de Rodney Alan Blakestad quien se identificó con su pasaporte.---

------- **2.** Que los comparecientes tienen capacidad legal para contratar y obligarse, lo que hago constar por no observar en ellos manifestaciones evidentes de incapacidad natural y no tener noticia de que estén sujetos a incapacidad civil.---

------- **3.** Que tuve a la vista los documentos que se me presentaron para la redacción de esta leyenda de ratificación y que regresé dichos originales a los comparecientes. ----------

------- **4.** Que los comparecientes leyeron por sí mismos el documento cuyo contenido reconocieron y ratificaron a excepción de Rodney Alan Blakestad quien lo leyó por conducto de su traductor.--

------- **5.** Que expliqué a los comparecientes el valor y consecuencias legales de su contenido, a fin de cumplir con lo ordenado por la Ley del Notariado para el Estado de Sonora.---

------- **6.** Que el compareciente Rodney Alan Blakestad tiene efectivamente la representación en cuyo nombre procede, y que dicha representación es legítima según los documentos auténticos que al efecto me exhibió y que han sido mencionados y trascritos en lo conducente en esta leyenda.--

------- **7.** Los comparecientes firman esta leyenda de ratificación en mi presencia como signo de su conformidad con la misma, en Magdalena de Kino, Sonora, a 13 (trece) de noviembre del 2007 (dos mil siete). Doy Fe.---

Cesar Octavio Albelais Boido

Delfina Yolanda León Reyes, para dar su consentimiento conyugal irrevocable e incondicional a **Cesar Octavio Albelais Boido**

Jassany M. Albelais V.

Jassany Margarita Albelais Valenzuela

Carlos Damián Arvizu Romero

Carlos Damián Arvizu Romero para dar su consentimiento conyugal irrevocable e incondicional a **Jassany Margarita Albelais Valenzuela**

Lic. Francisco Alfonso Corella Zamudio
Titular de la Notaría Pública Número 8
Magdalena de Kino, Sonora, Méx.

Rodney Alan Blakestad

Minera LSG S.A. de C.V.,
representada por
Rodney Alan Blakestad

Juan José Duarte Bravo
(Traductor)

Testigos:

CARLOS LORENZO ALBALAIS BOIDO

MARÍA CECILIA RIVERA CHIAPA.

EL TITULAR DE LA NOTARÍA PÚBLICA NÚMERO 8.
Magdalena de Kino, Sonora.

Licenciado Francisco Alfonso Corella Zamudio

Lic. Francisco Alfonso Corella Zamudio
Titular de la Notaría Pública Número 8
Magdalena de Kino, Sonora, Méx.